                 PIMCO Funds

                 Prospectus


                 ---------------------------------------------------------------
Multi-Manager    STOCK FUNDS
Series
                 Equity Income Fund                Growth Fund
March 5, 1997    Renaissance Fund                  Mid Cap Growth Fund
                 Value Fund                        Target Fund
                 Capital Appreciation Fund

                 ---------------------------------------------------------------
                 AGGRESSIVE STOCK FUNDS

                 Small Cap Value Fund              Opportunity Fund

                 ---------------------------------------------------------------
                 INTERNATIONAL STOCK FUNDS

                 International Developed Fund      Emerging Markets Fund
                 International FUnd

                 ---------------------------------------------------------------
                 SPECIALIZED STOCK FUNDS

                 Innovation Fund                   Precious Metals Fund

                 ---------------------------------------------------------------
                 STOCK & BOND FUNDS

                 Balanced Fund

                 ---------------------------------------------------------------
                 BOND FUNDS

                 Tax Exempt Fund



                 PIMCO

            PIMCO Funds: Multi-Manager Series
            Prospectus
            March 5, 1997

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering sixteen separate di-versified investment portfolios (each a "Fund") in this Prospec-tus, each with different investment objectives and strategies. The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund (except the Opportunity Fund) offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). The Opportunity Fund does not of-fer Class B shares. Through a separate prospectus, certain Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares. See "Alternative Purchase Arrangements."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information, dated January 14, 1997, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distribution Company (the "Dis-tributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



              TABLE OF CONTENTS

PIMCO Funds Overview..................3         Exchange Privilege.................49
Schedule of Fees......................4         How to Redeem......................50
Financial Highlights..................7         Distributor and Distribution and
                                                Servicing Plans....................54
Investment Objectives and Policies...15         How Net Asset Value Is Determined..56
Characteristics and Risks of Securities         Distributions......................57
 and Investment Techniques...........24         Taxes..............................58
Performance Information..............35         Management of the Trust............59
How to Buy Shares....................37         Description of the Trust...........65
Alternative Purchase Arrangements ...41         Mailings to Shareholders...........66

 PIMCO Funds: Multi-Manager Series
2

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Advisor") is the in-vestment adviser of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of November 30, 1996, PIMCO Advisors and its subsidiary partnerships had over $111 billion in assets under management. Each of the Funds also has a sub-adviser (each a "Portfolio Manager") responsible for portfolio investment decisions. All of the Funds' Portfolio Managers are af-filiates of PIMCO Advisors except for Van Eck Associates Corpora-tion ("Van Eck"), an independent Portfolio Manager that advises the Precious Metals Fund. The affiliated Portfolio Managers are listed below.


                                   INVESTMENT SPECIALTY
           ------------------------------------------------------------------------------
           COLUMBUS CIRCLE         Stocks, using its "Positive Momentum & Positive
           INVESTORS ("Columbus    Surprise" discipline
           Circle")
                                   ------------------------------------------------------
           CADENCE CAPITAL         Stocks of growth companies that the Portfolio Manager
           MANAGEMENT ("Cadence")  believes are trading at a reasonable price
                                   ------------------------------------------------------
           NFJ INVESTMENT GROUP    Value stocks that the Portfolio Manager believes are
           ("NFJ")                 undervalued and/or offer above-average dividend yields
                                   ------------------------------------------------------
           BLAIRLOGIE CAPITAL      International stocks
           MANAGEMENT
           ("Blairlogie")
                                   ------------------------------------------------------
           PACIFIC INVESTMENT      All sectors of the bond market using its total return
           MANAGEMENT COMPANY      philosophy--seeking both yield and capital
           ("Pacific Investment    appreciation
           Management")


                          FUND NAME         INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS /(1)/  PORTFOLIO MANAGER
           ------------------------------------------------------------------------------------------------------------
FUND       STOCK FUNDS    Equity            Current income as a      Common stocks with below-  NFJ
PROFILES                  Income            primary objective; long- average price to earnings
                                            term growth of capital   ratios and higher dividend
                                            as a secondary objective yields relative to their
                                                                     industry groups
                      -------------------------------------------------------------------------------------------
                          Renaissance       Long-term growth of      Income-producing stocks    Columbus Circle
                                            capital and income       and convertible securities
                                                                     of companies with small,
                                                                     medium and large market
                                                                     capitalizations
                      -------------------------------------------------------------------------------------------
                          Value             Long-term growth of      Common stocks with below-  NFJ
                                            capital and income       average price to earnings
                                                                     ratios relative to their
                                                                     industry groups
                      -------------------------------------------------------------------------------------------
                          Capital           Growth of capital        Common stocks of companies Cadence
                          Appreciation                               with market
                                                                     capitalizations of at
                                                                     least $100 million that
                                                                     have improving
                                                                     fundamentals and whose
                                                                     stock is reasonably valued
                                                                     by the market
                      -------------------------------------------------------------------------------------------
                          Growth            Long-term growth of      Common stocks of companies Columbus Circle
                                            capital; income is       with medium to large
                                            incidental               market capitalizations
                      -------------------------------------------------------------------------------------------
                          Mid Cap           Growth of capital        Common stocks of companies Cadence
                          Growth                                     with market
                                                                     capitalizations in excess
                                                                     of $500 million that have
                                                                     improving fundamentals and
                                                                     whose stock is reasonably
                                                                     valued by the market
                      -------------------------------------------------------------------------------------------
                          Target            Capital appreciation; no Common stocks of companies Columbus Circle
                                            consideration given to   with medium market
                                            income                   capitalizations
           ------------------------------------------------------------------------------------------------------------
           AGGRESSIVE     Small Cap         Long-term growth of      Common stocks of companies NFJ
           STOCK FUNDS    Value             capital and income       with market
                                                                     capitalizations between
                                                                     $50 million and $1 billion
                                                                     and below-average price to
                                                                     earnings ratios relative
                                                                     to their industry groups
                      -------------------------------------------------------------------------------------------
                          Opportunity /(2)/ Capital appreciation; no Common stocks of companies Columbus Circle
                                            consideration given to   with small market
                                            income                   capitalizations (less than
                                                                     $1 billion)
           ------------------------------------------------------------------------------------------------------------
           INTERNATIONAL  International     Long-term growth of      Diversified portfolio of   Blairlogie
           STOCK FUNDS    Developed         capital                  international equity
                                                                     securities (developed
                                                                     markets)
                      -------------------------------------------------------------------------------------------
                          International     Capital appreciation;    Non-U.S. stocks of         Blairlogie
                                            income is                companies with small,
                                            incidental               medium and large market
                                                                     capitalizations (developed
                                                                     and emerging markets)
                      -------------------------------------------------------------------------------------------
                          Emerging          Long-term growth of      Common stocks of companies Blairlogie
                          Markets           capital                  located in emerging market
                                                                     countries
           ------------------------------------------------------------------------------------------------------------
           SPECIALIZED    Innovation        Capital appreciation; no Common stocks of companies Columbus Circle
           STOCK FUNDS                      consideration given to   with small, medium and
                                            income                   large market
                                                                     capitalizations
                                                                     (technology-related
                                                                     stocks)
                      -------------------------------------------------------------------------------------------
                          Precious          Capital appreciation; no U.S. and non-U.S. stocks   Van Eck
                          Metals            consideration given to   of companies with medium
                                            income                   and large market
                                                                     capitalizations (precious
                                                                     metals-related stocks)
           ------------------------------------------------------------------------------------------------------------
           STOCK &        Balanced          Total return consistent  Common stocks, fixed       Cadence, NFJ and Pacific
           BOND FUNDS                       with prudent investment  income securities and      Investment Management
                                            management               money market instruments
           ------------------------------------------------------------------------------------------------------------
           BOND FUNDS     Tax Exempt        High current income      Investment grade municipal Columbus Circle
                                            exempt from federal      securities (tax-exempt
                                            income tax, consistent   bonds)
                                            with preservation of
                                            capital

            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.
            2. Except to the extent described under "How to Buy Shares--Lim-ited Offering of Shares of the Opportunity Fund to New Investors," the Opportunity Fund is closed to new investors. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."
                                                      March 5, 1997 Prospectus

            Schedule of Fees



                                            CLASS A     CLASS B       CLASS C
                                            SHARES      SHARES/(1)/   SHARES
           ---------------------------------------------------------------------
SHAREHOLDER    MAXIMUM INITIAL SALES CHARGE
TRANSACTION    IMPOSED ON PURCHASES
EXPENSES       (as a percentage of offering
               price at time of purchase)
             ALL FUNDS EXCEPT THE TAX EX-
              EMPT FUND                      5.50%         None        None
             TAX EXEMPT FUND                 4.50%         None        None
           ---------------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED
            ON REINVESTED DIVIDENDS
            (as a percentage of net asset
            value at time of purchase)        None         None        None
           ---------------------------------------------------------------------
           MAXIMUM CONTINGENT DEFERRED
            SALES CHARGE ("CDSC")
            (as a percentage of original
            purchase price)                     1%/(2)/     5%/(3)/     1%/(4)/
           ---------------------------------------------------------------------
           EXCHANGE FEE                       None         None        None


            1. The Opportunity Fund does not offer Class B shares.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements -- Deferred Sales Charge Alternative -- Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Class A Shares


                                                                      EXAMPLE: You would pay the
                                                                      following expenses on a $1,000
                                                                      investment assuming (1) 5%
                                                                      annual return and (2)
                         ANNUAL FUND OPERATING EXPENSES               redemption at the end
                         (As a percentage of average net assets):     of each time period:
                                                          TOTAL
                                    ADMINI-               FUND
                         ADVISORY   STRATIVE   12B-1      OPERATING   YEAR
FUND                     FEES       FEES/(1)/  FEES/(2)/  EXPENSES    1       3       5        10
-------------------------------------------------------------------------------------------------------
EQUITY INCOME                  .45%       .40%       .25%       1.10% $    66 $    88 $    112 $    182
-------------------------------------------------------------------------------------------------------
RENAISSANCE                    .60        .40        .25        1.25       67      92      120      198
-------------------------------------------------------------------------------------------------------
VALUE                          .45        .40        .25        1.10       66      88      112      182
-------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION                  .45        .40        .25        1.10       66      88      112      182
-------------------------------------------------------------------------------------------------------
GROWTH                         .50        .40        .25        1.15       66      90      115      187
-------------------------------------------------------------------------------------------------------
MID CAP GROWTH                 .45        .40        .25        1.10       66      88      112      182
-------------------------------------------------------------------------------------------------------
TARGET                         .55        .40        .25        1.20       67      91      117      192
-------------------------------------------------------------------------------------------------------
SMALL CAP VALUE                .60        .40        .25        1.25       67      92      120      198
-------------------------------------------------------------------------------------------------------
OPPORTUNITY                    .65        .40        .25        1.30       68      94      122      203
-------------------------------------------------------------------------------------------------------
INTERNATIONAL DEVELOPED        .60        .65        .25        1.50       69     100      132      224
-------------------------------------------------------------------------------------------------------
INTERNATIONAL                  .55        .65        .25        1.45       69      98      130      219
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS               .85        .65        .25        1.75       72     107      145      250
-------------------------------------------------------------------------------------------------------
INNOVATION                     .65        .40        .25        1.30       68      94      122      203
-------------------------------------------------------------------------------------------------------
PRECIOUS METALS                .60        .45        .25        1.30       68      94      122      203
-------------------------------------------------------------------------------------------------------
BALANCED                       .45        .40        .25        1.10       66      88      112      182
-------------------------------------------------------------------------------------------------------
TAX EXEMPT                     .30        .40        .25         .95       54      74       95      156

                         EXAMPLE: You would pay the
                         following expenses on a $1,000
                         investment assuming (1) 5%
                         annual return and (2) no
                         redemption:
                         YEAR
FUND                     1       3       5        10
-------------------------------------------------------------------------------------------------------
EQUITY INCOME            $    66 $    88 $    112 $    182
-------------------------------------------------------------------------------------------------------
RENAISSANCE                   67      92      120      198
-------------------------------------------------------------------------------------------------------
VALUE                         66      88      112      182
-------------------------------------------------------------------------------------------------------
CAPITAL
 APPRECIATION                 66      88      112      182
-------------------------------------------------------------------------------------------------------
GROWTH                        66      90      115      187
-------------------------------------------------------------------------------------------------------
MID CAP GROWTH                66      88      112      182
-------------------------------------------------------------------------------------------------------
TARGET                        67      91      117      192
-------------------------------------------------------------------------------------------------------
SMALL CAP VALUE               67      92      120      198
-------------------------------------------------------------------------------------------------------
OPPORTUNITY                   68      94      122      203
-------------------------------------------------------------------------------------------------------
INTERNATIONAL DEVELOPED       69     100      132      224
-------------------------------------------------------------------------------------------------------
INTERNATIONAL                 69      98      130      219
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS              72     107      145      250
-------------------------------------------------------------------------------------------------------
INNOVATION                    68      94      122      203
-------------------------------------------------------------------------------------------------------
PRECIOUS METALS               68      94      122      203
-------------------------------------------------------------------------------------------------------
BALANCED                      66      88      112      182
-------------------------------------------------------------------------------------------------------
TAX EXEMPT                    54      74       95      156


CLASS A
SHARES

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Admin-istrative Fees."
            2. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribu-tion and Servicing Plans."


 PIMCO Funds: Multi-Manager Series
4

CLASS B
SHARES

                                                                       EXAMPLE: You would pay the
                                                                       following expenses on a $1,000
                                                                       investment assuming (1) 5%
                         ANNUAL FUND OPERATING EXPENSES                annual return and (2) redemption
                         (As a percentage of average net assets):      at the end of each time period:
                                                           TOTAL
                                    ADMINI-                FUND
                         ADVISORY   STRATIVE   12B-1       OPERATING   YEAR
FUND                     FEES       FEES/(1)/  FEES/(2)/   EXPENSES    1        3       5        10
---------------------------------------------------------------------------------------------------------
EQUITY INCOME                  .45%       .40%       1.00%       1.85% $    69  $    88 $    120 $    188
---------------------------------------------------------------------------------------------------------
RENAISSANCE                    .60        .40        1.00        2.00       70       93      128      204
---------------------------------------------------------------------------------------------------------
VALUE                          .45        .40        1.00        1.85       69       88      120      188
---------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION           .45        .40        1.00        1.85       69       88      120      188
---------------------------------------------------------------------------------------------------------
GROWTH                         .50        .40        1.00        1.90       69       90      123      193
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH                 .45        .40        1.00        1.85       69       88      120      188
---------------------------------------------------------------------------------------------------------
TARGET                         .55        .40        1.00        1.95       70       91      125      198
---------------------------------------------------------------------------------------------------------
SMALL CAP VALUE                .60        .40        1.00        2.00       70       93      128      204
---------------------------------------------------------------------------------------------------------
INTERNATIONAL DEVELOPED        .60        .65        1.00        2.25       73      100      140      230
---------------------------------------------------------------------------------------------------------
INTERNATIONAL                  .55        .65        1.00        2.20       72       99      138      225
---------------------------------------------------------------------------------------------------------
EMERGING MARKETS               .85        .65        1.00        2.50       75      108      153      256
---------------------------------------------------------------------------------------------------------
INNOVATION                     .65        .40        1.00        2.05       71       94      130      209
---------------------------------------------------------------------------------------------------------
PRECIOUS METALS                .60        .45        1.00        2.05       71       94      130      209
---------------------------------------------------------------------------------------------------------
BALANCED                       .45        .40        1.00        1.85       69       88      120      188
---------------------------------------------------------------------------------------------------------
TAX EXEMPT                     .30        .40        1.00        1.70       67       84      112      171
                         EXAMPLE: You would pay the
                         following expenses on a $1,000
                         investment assuming (1) 5%
                         annual return and (2) no
                         redemption:
                         YEAR
FUND                     1       3       5        10
---------------------------------------------------------------------------------------------------------
EQUITY INCOME            $    19 $    58 $    100 $    188
---------------------------------------------------------------------------------------------------------
RENAISSANCE                   20      63      108      204
---------------------------------------------------------------------------------------------------------
VALUE                         19      58      100      188
---------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION          19      58      100      188
---------------------------------------------------------------------------------------------------------
GROWTH                        19      60      103      193
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH                19      58      100      188
---------------------------------------------------------------------------------------------------------
TARGET                        20      61      105      198
---------------------------------------------------------------------------------------------------------
SMALL CAP VALUE               20      63      108      204
---------------------------------------------------------------------------------------------------------
INTERNATIONAL DEVELOPED       23      70      120      230
---------------------------------------------------------------------------------------------------------
INTERNATIONAL                 22      69      118      225
---------------------------------------------------------------------------------------------------------
EMERGING MARKETS              25      78      133      256
---------------------------------------------------------------------------------------------------------
INNOVATION                    21      64      110      209
---------------------------------------------------------------------------------------------------------
PRECIOUS METALS               21      64      110      209
---------------------------------------------------------------------------------------------------------
BALANCED                      19      58      100      188
---------------------------------------------------------------------------------------------------------
TAX EXEMPT                    17      54       92      171


            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
                                                    March 5, 1997 Prospectus

CLASS C
SHARES


                                                                    EXAMPLE: You would pay the
                                                                    following expenses on a $1,000
                                                                    investment assuming (1) 5%
                         ANNUAL FUND OPERATING EXPENSES             annual return and (2) redemption
                         (As a percentage of average net assets):   at the end of each time period:
                                                         TOTAL
                                   ADMINI-               FUND
                         ADVISORY  STRATIVE   12B-1      OPERATING  YEAR
FUND                     FEES      FEES/(1)/  FEES/(2)/  EXPENSES   1        3       5        10
------------------------------------------------------------------------------------------------------
EQUITY INCOME            .45%      .40%       1.00%      1.85%      $    29  $    58 $    100 $    217
------------------------------------------------------------------------------------------------------
RENAISSANCE              .60       .40        1.00       2.00            30       63      108      233
------------------------------------------------------------------------------------------------------
VALUE                    .45       .40        1.00       1.85            29       58      100      217
------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION     .45       .40        1.00       1.85            29       58      100      217
------------------------------------------------------------------------------------------------------
GROWTH                   .50       .40        1.00       1.90            29       60      103      222
------------------------------------------------------------------------------------------------------
MID CAP GROWTH           .45       .40        1.00       1.85            29       58      100      217
------------------------------------------------------------------------------------------------------
TARGET                   .55       .40        1.00       1.95            30       61      105      227
------------------------------------------------------------------------------------------------------
SMALL CAP VALUE          .60       .40        1.00       2.00            30       63      108      233
------------------------------------------------------------------------------------------------------
OPPORTUNITY              .65       .40        1.00       2.05            31       64      110      238
------------------------------------------------------------------------------------------------------
INTERNATIONAL DEVELOPED  .60       .65        1.00       2.25            33       70      120      258
------------------------------------------------------------------------------------------------------
INTERNATIONAL            .55       .65        1.00       2.20            32       69      118      253
------------------------------------------------------------------------------------------------------
EMERGING MARKETS         .85       .65        1.00       2.50            35       78      133      284
------------------------------------------------------------------------------------------------------
INNOVATION               .65       .40        1.00       2.05            31       64      110      238
------------------------------------------------------------------------------------------------------
PRECIOUS METALS          .60       .45        1.00       2.05            31       64      110      238
------------------------------------------------------------------------------------------------------
BALANCED                 .45       .40        1.00       1.85            29       58      100      217
------------------------------------------------------------------------------------------------------
TAX EXEMPT               .30       .40        1.00       1.70            27       54       92      201
                         EXAMPLE: You would pay the
                         following expenses on a $1,000
                         investment assuming (1) 5% annual
                         return and (2) no redemption:
                         YEAR
FUND                     1        3       5        10
------------------------------------------------------------------------------------------------------
EQUITY INCOME            $    19  $    58 $    100 $    217
------------------------------------------------------------------------------------------------------
RENAISSANCE                   20       63      108      233
------------------------------------------------------------------------------------------------------
VALUE                         19       58      100      217
------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION          19       58      100      217
------------------------------------------------------------------------------------------------------
GROWTH                        19       60      103      222
------------------------------------------------------------------------------------------------------
MID CAP GROWTH                19       58      100      217
------------------------------------------------------------------------------------------------------
TARGET                        20       61      105      227
------------------------------------------------------------------------------------------------------
SMALL CAP VALUE               20       63      108      233
------------------------------------------------------------------------------------------------------
OPPORTUNITY                   21       64      110      238
------------------------------------------------------------------------------------------------------
INTERNATIONAL DEVELOPED       23       70      120      258
------------------------------------------------------------------------------------------------------
INTERNATIONAL                 22       69      118      253
------------------------------------------------------------------------------------------------------
EMERGING MARKETS              25       78      133      284
------------------------------------------------------------------------------------------------------
INNOVATION                    21       64      110      238
------------------------------------------------------------------------------------------------------
PRECIOUS METALS               21       64      110      238
------------------------------------------------------------------------------------------------------
BALANCED                      19       58      100      217
------------------------------------------------------------------------------------------------------
TAX EXEMPT                    17       54       92      201


            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. Class A, Class B and Class C shares of the Funds were not offered prior to the date of this Prospectus, although Class A, Class B (except for the Opportunity Fund) and Class C shares were previously offered by the predecessor of each of the Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds, each of which was a series of PIMCO Advisors Funds that reorganized as a Fund of the Trust on January 17, 1997. The information provided above for each of these Funds reflects the Fund's current fees and expenses and not the fees and expenses of its predecessor. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

 PIMCO Funds: Multi-Manager Series
6

            Financial Highlights
            The financial highlights set forth on the following pages present certain information and ratios as well as performance information for Funds whose predecessors offered Class A, Class B, or Class C shares prior to the date of this Prospectus as series of PIMCO Ad-visors Funds, each of which reorganized as a series of the Trust on January 17, 1997. The expense ratios provided in the financial highlights for these Funds reflect fee arrangements in effect for PIMCO Advisors Funds which differ from the fee arrangements appli-cable to the Funds of the Trust. The information provided below, which is included in the PIMCO Advisors Funds' Annual Report dated September 30, 1996, has been audited by the former independent ac-countants for the predecessors to such Funds for the periods list-ed, whose report thereon is also included in such Annual Report. The PIMCO Advisors Funds' Annual Report is incorporated by refer-ence in the Statement of Additional Information and may be ob-tained without charge from the Distributor. Financial Statements and related Notes are also incorporated by reference in the State-ment of Additional Information. The remaining Funds did not offer Class A, Class B or Class C shares prior to the date of this Pro-spectus.
               The following schedule of financial highlights for the Renais-
            sance Fund is for shares outstanding throughout the periods list-ed. The information provided reflects results of operations under the Fund's former investment objective and policies through Janu-ary 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.


            RENAISSANCE FUND/(1)/

                     Class A                                            Class B
                     -------------------------------------------------- ----------------
                                                                 2/1/91-         5/22/95-
                     9/30/96  9/30/95  9/30/94  9/30/93 9/30/92 9/30/91 9/30/96  9/30/95
                     -------------------------------------------------  ---------------
Net Asset
Value,
Beginning of
Period                $14.14   $12.50   $12.88  $10.57   $9.92   $8.38   $14.13  $12.55
                     -------------------------------------------------  ---------------
Income From
 Investment
 Operations:
Net Investment
 Income                 0.23     0.36     0.34    0.33    0.34    0.28     0.09    0.11
Net Gains or
 Losses on
 Securities
 (both realized
 and unrealized)        2.79     1.61    (0.17)   2.30    0.71    1.54     2.83    1.55
                     -------------------------------------------------  ---------------
Total From
 Investment
 Operations             3.02     1.97     0.17    2.63    1.05    1.82     2.92    1.66
                     -------------------------------------------------  ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)               (0.23)   (0.33)   (0.33)  (0.32)  (0.40)  (0.28)   (0.11)  (0.08)

Dividends (in
 excess of net
 investment
 income)               (0.07)    0.00     0.00    0.00    0.00    0.00    (0.04)   0.00
Distributions
 (from
 capital gain)         (0.78)    0.00    (0.22)   0.00    0.00    0.00    (0.78)   0.00
                     -------------------------------------------------  ---------------
Total
 Distributions         (1.08)   (0.33)   (0.55)  (0.32)  (0.40)  (0.28)   (0.93)  (0.08)
                     -------------------------------------------------  ---------------
Net Asset
 Value,
 End of Period        $16.08   $14.14   $12.50  $12.88  $10.57   $9.92   $16.12  $14.13
                     =================================================  ===============
TOTAL RETURN
(without
sales charge)         22.37%    16.1%     1.4%   25.3%   10.7%   34.8%   21.54%   13.3%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)               $20,631  $12,933  $14,942  $6,328  $2,593     $15  $15,693  $1,760
Ratio of
 Expenses to
 Average Net
 Assets                1.25%     1.3%     1.3%    1.3%    1.4%    1.6%*   2.00%    2.1%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets            1.60%     2.9%     2.7%    2.9%    3.3%    4.4%*   0.85%    2.2%*
Portfolio
 Turnover Rate       203.07%   176.9%   174.9%  167.9%  149.0%  142.7%  203.07%  176.9%
Average
 Commission
 Rate                  $0.06                                              $0.06
                     Class C
                     -----------------------------------------------------------------------------------
                                                                                                4/18/88-
                      9/30/96   9/30/95   9/30/94  9/30/93  9/30/92  9/30/91  9/30/90  9/30/89  9/30/88
                     -----------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                 $14.09    $12.47    $12.85   $10.56    $9.91    $8.16   $11.17   $10.05   $10.00
                     -----------------------------------------------------------------------------------
Income From
 Investment
 Operations:
Net Investment
 Income                  0.12      0.27      0.24     0.25     0.29     0.36     0.49     0.55     0.24
Net Gains or
 Losses on
 Securities
 (both realized
 and unrealized)         2.78      1.59     (0.16)    2.29     0.68     1.75    (2.32)    1.19    (0.05)
                     -----------------------------------------------------------------------------------
Total From
 Investment
 Operations              2.90      1.86      0.08     2.54     0.97     2.11    (1.83)    1.74     0.19
                     -----------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                (0.13)    (0.24)    (0.24)   (0.25)   (0.32)   (0.36)   (0.49)   (0.62)   (0.14)
Dividends (in
 excess of net
 investment
 income)                (0.03)     0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions
 (from
 capital gain)          (0.78)     0.00     (0.22)    0.00     0.00     0.00    (0.69)    0.00     0.00
                     -----------------------------------------------------------------------------------
Total
 Distributions          (0.94)    (0.24)    (0.46)   (0.25)   (0.32)   (0.36)   (1.18)   (0.62)   (0.14)
                     -----------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period         $16.05    $14.09    $12.47   $12.85   $10.56    $9.91    $8.16   $11.17   $10.05
                     ===================================================================================
TOTAL RETURN
(without
sales charge)          21.52%     15.2%      0.7%    24.4%     9.9%    26.5%  (18.0%)    17.9%     4.3%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)               $230,058  $174,316  $178,892  $94,247  $45,101  $22,651  $25,758  $45,168  $47,118
Ratio of
 Expenses to
 Average Net
 Assets                 2.00%      2.1%      2.0%     2.1%     2.1%     2.2%     2.0%     1.9%     2.0%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets             0.85%      2.1%      2.0%     2.2%     2.7%     4.2%     5.1%     5.2%     5.4%*
Portfolio
 Turnover Rate        203.07%    176.9%    174.9%   167.9%   149.0%   142.7%    70.2%    84.8%    22.9%
Average
 Commission
 Rate                   $0.06

1. Formerly, the PIMCO Advisors Equity Income Fund.
*Annualized
                                                      March 5, 1997 Prospectus

            Financial Highlights

            The following schedule of financial highlights for the Growth Fund is for shares outstanding throughout the periods listed.


            GROWTH FUND

                     Class A                                                   Class B
                     --------------------------------------------------------  ----------------
                                                                     10/26/90-          5/23/95-
                      9/30/96   9/30/95   9/30/94  9/30/93  9/30/92   9/30/91  9/30/96  9/30/95
                     -------------------------------------------------------   ---------------
Net Asset Value,
Beginning of
Period                 $25.73    $22.01    $23.64   $20.76   $20.63   $16.99    $24.94  $22.63
                     -------------------------------------------------------   ---------------

Income From
 Investment
 Operations:
Net Investment
 Income (Loss)           0.06      0.12      0.12     0.09     0.14     0.21     (0.07)  (0.03)
Net Gains or
 Losses on
 Securities
 (both realized
 and unrealized)         3.72      4.79      0.12     3.53     1.38     5.28      3.52    2.34
                     -------------------------------------------------------   ---------------

Total From
 Investment
 Operations              3.78      4.91      0.24     3.62     1.52     5.49      3.45    2.31
                     -------------------------------------------------------   ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)                 0.00      0.00      0.00     0.00    (0.14)   (0.19)     0.00    0.00
Distributions
 (from
 capital gain)          (2.93)    (1.19)    (1.87)   (0.74)   (1.25)   (1.66)    (2.93)   0.00
                     -------------------------------------------------------   ---------------
Total
 Distributions          (2.93)    (1.19)    (1.87)   (0.74)   (1.39)   (1.85)    (2.93)   0.00
                     -------------------------------------------------------   ---------------
Net Asset Value,
 End of Period         $26.58    $25.73    $22.01   $23.64   $20.76   $20.63    $25.46  $24.94
                     =======================================================   ===============

TOTAL RETURN
(without
sales charge)          16.11%     23.7%      1.3%    17.7%     7.7%    38.6%    15.22%   10.2%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End of
 Period (in 000s)    $151,103  $134,819  $107,269  $97,509  $71,209  $17,064   $37,256  $7,671
Ratio of
 Expenses to
 Average Net
 Assets                 1.11%      1.1%      1.1%     1.1%     1.1%     1.2%*    1.86%    1.9%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets             0.24%      0.5%      0.6%     0.4%     0.7%     0.9%*  (0.51)%  (0.4)%*
Portfolio
 Turnover Rate        104.07%    110.6%    115.3%   109.9%    92.3%    95.3%   104.07%  110.6%
Average
 Commission Rate        $0.07                                                    $0.07

                     Class C
                     ---------------------------------------------------------------------------------------------------------------
                        9/30/96   9/30/95     9/30/94     9/30/93    9/30/92    9/30/91    9/30/90    9/30/89    9/30/88   99/30/87
                     ---------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
Period                   $24.94     $21.52     $23.32      $20.64     $20.54     $16.93     $19.71     $13.93     $18.04     $14.76
                     ---------------------------------------------------------------------------------------------------------------
Income From
 Investment
 Operations:
Net Investment
 Income (Loss)            (0.12)     (0.04)     (0.04)      (0.07)     (0.01)      0.12       0.19       0.11       0.09       0.14
Net Gains or
 Losses on
 Securities
 (both realized
 and unrealized)           3.57       4.65       0.11        3.49       1.37       5.32      (1.67)      5.77      (2.96)      5.24
                     ---------------------------------------------------------------------------------------------------------------
Total From
 Investment
 Operations                3.45       4.61       0.07        3.42       1.36       5.44      (1.48)      5.88      (2.87)      5.38
                     ---------------------------------------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                   0.00       0.00       0.00        0.00      (0.01)     (0.17)     (0.18)     (0.10)     (0.11)     (0.18)
Distributions
 (from
 capital gain)            (2.93)     (1.19)     (1.87)      (0.74)     (1.25)     (1.66)     (1.12)      0.00      (1.13)     (1.92)
                     ---------------------------------------------------------------------------------------------------------------
Total
 Distributions            (2.93)     (1.19)     (1.87)      (0.74)     (1.26)     (1.83)     (1.30)     (0.10)     (1.24)     (2.10)
                     ---------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period           $25.46     $24.94     $21.52      $23.32     $20.64     $20.54     $16.93     $19.71     $13.93     $18.04
                     ===============================================================================================================
TOTAL RETURN
(without
sales charge)            15.22%      22.8%       0.5%       16.9%       6.9%      35.1%     (8.0)%      42.4%    (14.8)%      41.5%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End of
 Period (in 000s)    $1,450,216 $1,290,152 $1,085,427  $1,077,490   $853,121   $564,398   $314,075   $373,490   $338,493   $509,348
Ratio of
 Expenses to
 Average Net
 Assets                   1.86%      1.9%       1.9%        1.9%       1.9%       1.8%       1.7%       1.7%       1.8%       1.6%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets             (0.51)%    (0.2)%     (0.2)%      (0.3)%     (0.1)%       0.6%       1.0%       0.7%       0.6%       0.8%
Portfolio
 Turnover Rate          104.07%    110.6%     115.3%      109.9%      92.3%      95.3%      88.7%      82.5%     103.6%     128.1%
Average
 Commission Rate          $0.07

*Annualized
 PIMCO Funds: Multi-Manager Series
8

            Financial Highlights
            The following schedule of financial highlights for the Target Fund is for shares outstanding throughout the periods listed.


            TARGET FUND

                   Class A                                  Class B           Class C
                   --------------------------------------   ---------------   --------------------------------------
                                                  12/17/92-          5/22/95-                               12/17/92-
                     9/30/96    9/30/95  9/30/94   9/30/93  9/30/96  9/30/95   9/30/96   9/30/95   9/30/94   9/30/93
                   --------------------------------------   ---------------   --------------------------------------
  Net Asset Value,
  Beginning of
  Period             $16.40      $13.13   $12.72   $10.00    $16.06  $13.93     $16.05    $12.95    $12.65    $10.00
                   --------------------------------------   ---------------   --------------------------------------
  Income From
   Investment
   Operations:
  Net Investment
   Loss               (0.05)      (0.02)   (0.04)   (0.02)    (0.09)  (0.05)     (0.16)    (0.12)    (0.14)    (0.09)
  Net Gains or
   Losses on
   Securities
   (both realized
   and unrealized)     2.54        3.45     0.57     2.74      2.39    2.18       2.47      3.38      0.56      2.74
                   --------------------------------------   ---------------   --------------------------------------
  Total From
   Investment
   Operations          2.49        3.43     0.53     2.72      2.30    2.13       2.31      3.26      0.42      2.65
                   --------------------------------------   ---------------   --------------------------------------
  Less
   Distributions:
  Distributions
   (from
   capital gain)      (1.78)      (0.16)   (0.12)    0.00     (1.78)   0.00      (1.78)    (0.16)    (0.12)     0.00
                   --------------------------------------   ---------------   --------------------------------------
  Net Asset Value,
   End of Period     $17.11      $16.40   $13.13   $12.72    $16.58  $16.06     $16.58    $16.05    $12.95    $12.65
                   ======================================   ===============   ======================================
  TOTAL RETURN
  (without
  sales charge)      16.50%       26.5%     4.2%    27.2%    15.58%   15.3%     15.66%     25.6%      3.4%     26.5%
  RATIOS /
  SUPPLEMENTAL
  DATA
  Net Assets, End
   of
   Period (in 000s)$156,027    $121,915  $90,527  $48,787   $49,851  $7,554   $974,948  $780,355  $556,043  $298,238
  Ratio of
   Expenses to
   Average Net
   Assets             1.18%        1.2%     1.2%     1.3%*    1.93%    2.0%*     1.93%      2.0%      2.0%      2.0%*
  Ratio of Net
   Investment
   Income to
   Average
   Net Assets       (0.34)%      (0.1)%   (0.3)%   (0.3)%*  (1.09)%  (0.9)%*   (1.09)%    (0.9)%    (1.1)%    (1.0)%*
  Portfolio
   Turnover Rate    140.51%      128.3%   103.5%    76.0%   140.51%  128.3%    140.51%    128.3%    103.5%     76.0%
  Average
   Commission Rate    $0.06                                   $0.06              $0.06

*Annualized
                                                      March 5, 1997 Prospectus

            Financial Highlights
            The following schedule of financial highlights for the Opportunity Fund is for shares outstanding throughout the periods listed.


            OPPORTUNITY FUND

                         Class A
                         --------------------------------------------------------
                                                                         12/17/90-
                          9/30/96   9/30/95  9/30/94   9/30/93  9/30/92   9/30/91
                         ------------------------------------------------------
Net Asset
Value,
Beginning of Period        $39.08    $28.87   $33.43    $19.84   $17.95   $11.78
                         ------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Loss                       (0.11)    (0.11)   (0.17)    (0.15)   (0.04)   (0.03)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                 6.12     11.19    (2.02)    14.00     3.61     6.20
                         ------------------------------------------------------
Total From
 Investment
 Operations                  6.01     11.08    (2.19)    13.85     3.57     6.17
                         ------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                             0.00      0.00     0.00      0.00     0.00     0.00
Distributions
 (from
 capital gain)              (7.73)    (0.87)   (2.26)    (0.26)   (1.68)    0.00
Return of
 capital
 distribution                0.00      0.00    (0.11)     0.00     0.00     0.00
                         ------------------------------------------------------
Total
 Distributions              (7.73)    (0.87)   (2.37)    (0.26)   (1.68)    0.00
                         ------------------------------------------------------
Net Asset
 Value,
 End of Period             $37.36    $39.08   $28.87    $33.43   $19.84   $17.95
                         ======================================================
TOTAL RETURN
(without
sales charge)              18.35%     39.7%   (6.7)%     70.4%    21.6%    70.9%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of
 Period (in 000s)        $134,859  $120,830  $95,261  $106,666  $22,454   $1,623
Ratio of
 Expenses to
 Average Net
 Assets                     1.13%      1.2%     1.1%      1.2%     1.3%     1.4%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               (0.32)%    (0.4)%   (0.6)%    (0.6)%   (0.2)%   (0.5)%*
Portfolio
 Turnover Rate             91.23%    101.6%    78.4%    105.4%    93.8%   144.6%
Average
 Commission
 Rate                       $0.07
                         Class C
                         ----------------------------------------------------------------------------------------------
                          9/30/96   9/30/95   9/30/94   9/30/93   9/30/92  9/30/91  9/30/90  9/30/89  9/30/88  9/30/87
                         ----------------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of Period        $37.64    $28.04    $32.77    $19.60    $17.87   $11.93   $15.78   $11.84   $16.73   $13.18
                         ----------------------------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Loss                       (0.35)    (0.34)    (0.38)    (0.34)    (0.18)   (0.11)   (0.01)   (0.03)    0.03     0.02
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                 5.82     10.81     (1.98)    13.77      3.59     6.42    (2.13)    3.97    (2.34)    4.80
                         ----------------------------------------------------------------------------------------------
Total From
 Investment
 Operations                  5.47     10.47     (2.36)    13.43      3.41     6.31    (2.14)    3.94    (2.31)    4.82
                         ----------------------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                     0.00      0.00      0.00      0.00      0.00     0.00     0.00     0.00    (0.03)    0.00
Distributions
 (from
 capital gain)              (7.73)    (0.87)    (2.26)    (0.26)    (1.68)   (0.37)   (1.71)    0.00    (2.55)   (1.27)
Return of
 capital
 distribution                0.00      0.00     (0.11)     0.00      0.00     0.00     0.00     0.00     0.00     0.00
                         ----------------------------------------------------------------------------------------------
Total
 Distributions              (7.73)    (0.87)    (2.37)    (0.26)    (1.68)   (0.37)   (1.71)    0.00    (2.58)   (1.27)
                         ----------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period             $35.38    $37.64    $28.04    $32.77    $19.60   $17.87   $11.93   $15.78   $11.84   $16.73
                         ==============================================================================================
TOTAL RETURN
(without
sales charge)              17.47%     38.6%    (7.4)%     69.1%     20.8%    54.4%  (14.8)%    33.3%   (9.0)%    40.2%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of
 Period (in 000s)        $800,250  $715,191  $553,460  $618,193  $179,081  $58,656  $33,472  $51,680  $51,062  $74,235
Ratio of
 Expenses to
 Average Net
 Assets                     1.88%      1.9%      1.9%      2.0%      2.0%     2.0%     1.9%     1.9%     2.0%     1.7%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               (1.07)%    (1.1)%    (1.4)%    (1.3)%    (1.0)%   (0.8)%   (0.1)%   (0.2)%     0.3%     0.1%
Portfolio
 Turnover Rate             91.23%    101.6%     78.4%    105.4%     93.8%   144.6%   106.2%   153.4%   124.9%   188.7%
Average
 Commission
 Rate                       $0.07

*Annualized

10
 PIMCO Funds: Multi-Manager Series

            Financial Highlights
            The following schedule of financial highlights for the Interna-tional Fund is for shares outstanding throughout the periods list-ed. The information provided reflects results of operations of the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies been in effect. On No-vember 15, 1994, Blairlogie became the Portfolio Manager of the Fund.


            INTERNATIONAL FUND

                         Class A                                              Class B
                         ---------------------------------------------------  --------------------
                                                                      2/1/91-              5/22/95-
                         9/30/96 9/30/95  9/30/94  9/30/93  9/30/92  9/30/91  9/30/96      9/30/95
                         --------------------------------------------------   -------------------
Net Asset
Value,
Beginning of
Period                    $12.19  $12.92   $12.17   $10.04  $10.54    $9.48    $11.75      $11.30
                         --------------------------------------------------   -------------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)              0.07    0.07     0.04     0.07    0.05     0.02      0.00(/1/)   0.00
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                0.77   (0.56)    0.94     2.80   (0.37)    1.04      0.73(/1/)   0.45
                         --------------------------------------------------   -------------------
Total From
 Investment
 Operations                 0.84   (0.49)    0.98     2.87   (0.32)    1.06      0.73        0.45
                         --------------------------------------------------   -------------------
Less
 Distributions:
Distributions
 (from
 capital gain)              0.00   (0.24)   (0.23)   (0.74)  (0.18)    0.00      0.00        0.00
                         --------------------------------------------------   -------------------
Net Asset
 Value,
 End of Period            $13.03  $12.19   $12.92   $12.17  $10.04   $10.54    $12.48      $11.75
                         ==================================================   ===================
TOTAL RETURN
(without
sales charge)              6.89%  (3.7)%     8.2%    30.4%  (3.1)%    17.3%     6.21%        4.0%
RATIOS /
SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $20,056 $17,951  $23,289  $11,992    $471      $22    $5,893        $503
Ratio of
 Expenses to
 Average Net
 Assets                    1.41%    1.5%     1.4%     1.4%    1.9%     1.9%*    2.16%        2.3%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets                0.49%    0.6%     0.3%     0.6%    0.5%     0.7%*  (0.26)%      (0.1)%*
Portfolio
 Turnover Rate           109.58%  169.8%    55.1%    67.6%  159.6%   107.1%   109.58%      169.8%
Average
 Commission
 Rate                      $0.00                                                $0.00
                         Class C
                         ----------------------------------------------------------------------------------------------
                          9/30/96   9/30/95   9/30/94   9/30/93  9/30/92  9/30/91  9/30/90  9/30/89  9/30/88   9/30/87
                         ----------------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                     $11.75    $12.56    $11.92     $9.92   $10.49   $10.04   $13.33   $10.07   $12.87     $9.70
                         ----------------------------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)              (0.05)    (0.02)    (0.06)    (0.01)   (0.06)   (0.08)   (0.10)   (0.18)   (0.10)    (0.10)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                 0.77     (0.55)     0.93      2.75    (0.33)    1.76    (2.02)    3.44    (1.83)     3.27
                         ----------------------------------------------------------------------------------------------
Total From
 Investment
 Operations                  0.72     (0.57)     0.87      2.74    (0.39)    1.68    (2.12)    3.26    (1.93)     3.17
                         ----------------------------------------------------------------------------------------------
Less
 Distributions:
Distributions
 (from
 capital gain)               0.00     (0.24)    (0.23)    (0.74)   (0.18)   (1.23)   (1.17)    0.00    (0.87)     0.00
                         ----------------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period             $12.47    $11.75    $12.56    $11.92    $9.92   $10.49   $10.04   $13.33   $10.07    $12.87
                         ==============================================================================================
TOTAL RETURN
(without
sales charge)               6.13%    (4.5)%      7.4%     29.4%   (3.8)%    18.3%  (17.4)%    32.4%  (14.0)%     32.7%
RATIOS /
SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $203,544  $215,349  $294,492  $147,194  $28,299  $33,594  $36,282  $56,150  $60,394  $107,584
Ratio of
 Expenses to
 Average Net
 Assets                     2.16%      2.2%      2.2%      2.2%     2.6%     2.6%     2.3%     2.3%     2.4%      2.4%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               (0.26)%    (0.2)%    (0.5)%    (0.1)%   (0.6)%   (0.2)%   (0.3)%   (0.7)%   (0.5)%    (0.9)%
Portfolio
 Turnover Rate            109.58%    169.8%     55.1%     67.6%   159.6%   107.1%    93.0%    83.6%    94.9%    134.0%
Average
 Commission
 Rate                       $0.00

1. Per share amounts based on average number of shares outstanding during the period 10/1/95-9/30/96.
*Annualized
                                                      March 5, 1997 Prospectus

            Financial Highlights
            The following schedule of financial highlights for the Innovation Fund is for shares outstanding throughout the periods listed.


                           INNOVATION FUND

                                    Class A                  Class B            Class C
                                    ----------------         ---------------    -----------------
                                             12/22/94-                 5/22/95-           12/22/94-
                                    9/30/96   9/30/95        9/30/96   9/30/95   9/30/96   9/30/95
                                    ----------------         ---------------    -----------------
           Net Asset Value,
           Beginning of Period       $14.74    $10.00         $14.66   $11.81     $14.65    $10.00
                                    ----------------         ---------------    -----------------
           Income From
            Investment Operations:
           Net Investment Loss        (0.07)    (0.06) (/1/)   (0.11)   (0.08)     (0.15)    (0.13) (/1/)
           Net Gains or Losses on
            Securities (both
            realized and
            unrealized)                2.94      4.80           2.84     2.93       2.89      4.78
                                    ----------------         ---------------    -----------------
           Total From Investment
            Operations                 2.87      4.74           2.73     2.85       2.74      4.65
                                    ----------------         ---------------    -----------------
           Less Distributions:
           Distributions (from
            capital gain)             (0.35)     0.00          (0.35)    0.00      (0.35)     0.00
                                    ----------------         ---------------    -----------------
           Net Asset Value,
            End of Period            $17.26    $14.74         $17.04   $14.66     $17.04    $14.65
                                    ================         ===============    =================
           TOTAL RETURN (without
           sales charge)             19.86%     47.4%         18.99%    24.1%     19.08%     46.5%
           RATIOS / SUPPLEMENTAL
           DATA
           Net Assets, End of
            Period  (in 000s)       $50,067   $28,239        $33,778   $6,509   $137,752   $63,952
           Ratio of Expenses to
            Average Net Assets        1.31%      1.4%*         2.06%     2.3%*     2.06%      2.2%*
           Ratio of Net Investment
            Income to Average Net
            Assets                  (0.61)%    (0.6)%*       (1.36)%   (1.7)%*   (1.36)%    (1.4)%*
           Portfolio Turnover Rate  123.14%     86.1%        123.14%    86.1%    123.14%     86.1%
           Average Commission Rate    $0.06                    $0.06               $0.06

            1. Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Advisor as more fully described in
            Note 3(a) to the Financial Statements in the PIMCO Advisors Funds' 1996 Annual Report.
            *Annualized

12
 PIMCO Funds: Multi-Manager Series

            Financial Highlights
            The following schedule of financial highlights for the Precious Metals Fund is for shares outstanding throughout the periods list-ed. The information provided reflects results of operations under the Fund's former investment objective and policies through Novem-ber 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies been in ef-fect.


            PRECIOUS METALS FUND

                         Class A                                             Class B
                         -------------------------------------------------   ---------------
                                                                     2/1/91-          6/15/95-
                         9/30/96  9/30/95  9/30/94 9/30/93 9/30/92  9/30/91  9/30/96  9/30/95
                         -------------------------------------------------   ---------------
Net Asset
Value,
Beginning of
Period                    $12.33   $14.14   $10.32  $7.54   $7.51    $7.19    $11.90  $11.61
                         -------------------------------------------------   ---------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)              0.03     0.07     0.08   0.06   (0.01)   (0.07)    (0.03)  (0.01)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)               (0.24)   (1.88)    3.74   2.72    0.04     0.39     (0.25)   0.30
                         -------------------------------------------------   ---------------
Total From
 Investment
 Operations                (0.21)   (1.81)    3.82   2.78    0.03     0.32     (0.28)   0.29
                         -------------------------------------------------   ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                            0.00     0.00     0.00   0.00    0.00     0.00      0.00    0.00
Distributions
 (from
 capital gain)              0.00     0.00     0.00   0.00    0.00     0.00      0.00    0.00
                         -------------------------------------------------   ---------------
Total
 Distributions              0.00     0.00     0.00   0.00    0.00     0.00      0.00    0.00
                         -------------------------------------------------   ---------------
Net Asset
 Value,
 End of Period            $12.12   $12.33   $14.14 $10.32   $7.54    $7.51    $11.62  $11.90
                         =================================================   ===============
TOTAL RETURN
(without
sales charge)            (1.70)%  (12.8)%    37.0%  36.9%    0.4%     6.8%   (2.35)%    2.5%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                    $6,245   $7,670  $11,229 $3,425    $668     $514    $2,218    $251
Ratio of
 Expenses to
 Average Net
 Assets                    1.32%     1.4%     1.3%   1.4%    1.9%     2.1%*    2.07%    2.2%*
Ratio of Net
 Investment
 Income (Loss)
 to Average Net
 Assets                    0.19%     0.6%     0.6%   0.6%  (0.1)%   (1.4)%*  (0.56)%  (0.2)%*
Portfolio
 Turnover Rate            35.27%     8.7%    11.0%  10.0%   29.6%    19.4%    35.27%    8.7%
Average
 Commission
 Rate                      $0.02                                               $0.02
                         Class C
                         ------------------------------------------------------------------------
                                                                                        10/10/88-
                         9/30/96  9/30/95  9/30/94  9/30/93  9/30/92  9/30/91  9/30/90   9/30/89
                         ------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                    $11.90   $13.75   $10.11    $7.44   $7.46     $9.40   $9.86    $10.00
                         ------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Income (Loss)             (0.07)   (0.02)   (0.02)   (0.02)  (0.06)    (0.05)  (0.05)    (0.05)
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)               (0.21)   (1.83)    3.66     2.69    0.04     (1.89)  (0.41)    (0.08)
                         ------------------------------------------------------------------------
Total From
 Investment
 Operations                (0.28)   (1.85)    3.64     2.67   (0.02)    (1.94)  (0.46)    (0.13)
                         ------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                    0.00     0.00     0.00     0.00    0.00      0.00    0.00     (0.01)
Distributions
 (from
 capital gain)              0.00     0.00     0.00     0.00    0.00      0.00    0.00      0.00
                         ------------------------------------------------------------------------
Total
 Distributions              0.00     0.00     0.00     0.00    0.00      0.00    0.00     (0.01)
                         ------------------------------------------------------------------------
Net Asset
 Value,
 End of Period            $11.62   $11.90   $13.75   $10.11   $7.44     $7.46   $9.40     $9.86
                         ========================================================================
TOTAL RETURN
(without
sales charge)            (2.35)%  (13.5)%    36.0%    35.9%  (0.3)%   (20.6)%  (4.7)%    (1.3)%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $37,609  $42,341  $62,825  $23,884  $6,633   $ 6,995  $9,918    $6,630
Ratio of
 Expenses to
 Average Net
 Assets                    2.07%     2.2%     2.1%     2.2%    2.6%      2.4%    2.4%      2.5%*
Ratio of Net
 Investment
 Income (Loss)
 to Average Net
 Assets                  (0.56)%   (0.2)%   (0.2)%   (0.2)%  (0.8)%    (0.8)%  (0.8)%    (0.6)%*
Portfolio
 Turnover Rate            35.27%     8.7%    11.0%    10.0%   29.6%     19.4%   22.5%      8.8%
Average
 Commission
 Rate                      $0.02

*Annualized
                                                      March 5, 1997 Prospectus

            Financial Highlights
            The following schedule of financial highlights for the Tax Exempt Fund is for shares outstanding throughout the periods listed.


            TAX EXEMPT FUND

                         Class A                                               Class B
                         ---------------------------------------------------   ---------------
                                                                      3/14/91-          5/30/95-
                         9/30/96  9/30/95  9/30/94  9/30/93  9/30/92   9/30/91 9/30/96   9/30/95
                         ---------------------------------------------------   ---------------
Net Asset
Value,
Beginning of
Period                   $11.83   $11.21   $12.74   $11.94   $11.53    $11.30  $11.84    $11.90
                         ---------------------------------------------------   ---------------
Income From
 Investment Operations:
Net Investment
 Income                    0.62     0.57     0.56     0.61     0.65      0.38    0.53      0.16
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)              (0.01)    0.63    (1.31)    1.02     0.42      0.23    0.00     (0.07)
                         ---------------------------------------------------   ---------------
Total From
 Investment
 Operations                0.61     1.20    (0.75)    1.63     1.07      0.61    0.53      0.09
                         ---------------------------------------------------   ---------------
Less
 Distributions:
Dividends (from
 net investment
 income)
                          (0.52)   (0.58)   (0.58)   (0.64)   (0.66)    (0.38)  (0.44)    (0.15)
Dividends (in
 excess of net
 investment
 income)                  (0.05)    0.00     0.00     0.00     0.00      0.00   (0.04)     0.00
Distributions
 (from
 capital gain)             0.00     0.00    (0.20)   (0.19)    0.00      0.00    0.00      0.00
                         ---------------------------------------------------   ---------------
Total
 Distributions            (0.57)   (0.58)   (0.78)   (0.83)   (0.66)    (0.38)  (0.48)    (0.15)
                         ---------------------------------------------------   ---------------
Net Asset
 Value,
 End of Period           $11.87   $11.83   $11.21   $12.74   $11.94    $11.53  $11.89    $11.84
                         ===================================================   ===============
TOTAL RETURN
 (without
 sales charge)            5.22%    11.0%   (6.1)%    14.2%     9.5%     10.4%   4.54%      0.8%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $5,864   $2,701   $2,726   $2,852   $2,295      $321  $2,258      $228
Ratio of
 Expenses to
 Average Net
 Assets                   1.07%     1.1%     1.1%     1.1%     1.1%      1.1%*  1.82%      1.9%*
Ratio of Net
 Investment
 Income to
 Average
 Net Assets               5.12%     5.0%     4.7%     5.0%     5.6%      5.8%*  4.37%      4.0%*
Portfolio
 Turnover Rate           49.33%    35.0%    63.2%    55.9%   107.4%    119.0%  49.33%     35.0%
                         Class C
                         -----------------------------------------------------------------------------------------
                         9/30/96  9/30/95  9/30/94  9/30/93  9/30/92  9/30/91  9/30/90  9/30/89  9/30/88  9/30/87
                         -----------------------------------------------------------------------------------------
Net Asset
Value,
Beginning of
Period                    $11.82   $11.21   $12.73   $11.94   $11.53   $10.97   $11.10   $10.82   $10.23   $11.51
                         -----------------------------------------------------------------------------------------
Income From
 Investment Operations:
Net Investment
 Income                     0.52     0.48     0.47     0.52     0.58     0.62     0.63     0.65     0.65     0.66
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)                0.00     0.62    (1.30)    1.01     0.41     0.56    (0.13)    0.28     0.59    (0.84)
                         -----------------------------------------------------------------------------------------
Total From
 Investment
 Operations                 0.52     1.10    (0.83)    1.53     0.99     1.18     0.50     0.93     1.24    (0.18)
                         -----------------------------------------------------------------------------------------
Less
 Distributions:
Dividends (from
 net investment
 income)                   (0.44)   (0.49)   (0.49)   (0.55)   (0.58)   (0.62)   (0.63)   (0.65)   (0.65)   (0.66)
Dividends (in
 excess of net
 investment
 income)                   (0.04)    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions
 (from
 capital gain)              0.00     0.00    (0.20)   (0.19)    0.00     0.00     0.00     0.00     0.00    (0.44)
                         -----------------------------------------------------------------------------------------
Total
 Distributions             (0.48)   (0.49)   (0.69)   (0.74)   (0.58)   (0.62)   (0.63)   (0.65)   (0.65)   (1.10)
                         -----------------------------------------------------------------------------------------
Net Asset
 Value,
 End of Period            $11.86   $11.82   $11.21   $12.73   $11.94   $11.53   $10.97   $11.10   $10.82   $10.23
                         =========================================================================================
TOTAL RETURN
 (without
 sales charge)             4.46%    10.1%   (6.7)%    13.3%     8.8%    11.0%     4.5%     8.8%    12.4%   (2.1)%
RATIOS/SUPPLEMENTAL
DATA
Net Assets, End
 of Period (in
 000s)                   $47,082  $54,224  $68,214  $81,475  $52,113  $46,663  $46,630  $60,609  $63,261  $66,610
Ratio of
 Expenses to
 Average Net
 Assets                    1.82%     1.8%     1.8%     1.8%     1.8%     1.8%     1.7%     1.7%     1.8%     1.8%
Ratio of Net
 Investment
 Income to
 Average
 Net Assets                4.37%     4.3%     4.0%     4.2%     4.9%     5.5%     5.6%     5.9%     6.1%     5.9%
Portfolio
 Turnover Rate            49.33%    35.0%    63.2%    55.9%   107.4%   119.0%    77.5%   203.6%   211.3%   204.4%

*Annualized

14
 PIMCO Funds: Multi-Manager Series

            Investment Objectives and Policies
            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary.


FUND        EQUITY INCOME FUND seeks current income as a primary investment
DESCRIP-    objective, and long-term growth of capital as a secondary objec-
TIONS       tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. For information on other in-vestment policies, see "Investment Objectives and Policies--Equity
            Funds." See "Characteristics and Risks of Securities and Invest-ment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more de-tails on investment practices and related risks. The Portfolio
            Manager for the Equity Income Fund is NFJ.

            RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity se-curities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("con-vertible securities").
               The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO or unrated but determined by the Portfolio Manager to be of comparable quali-
            ty). Securities rated Ba or below by Moody's or BB or below by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securities and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." Although the Fund may invest in such securities, it nei-ther invests nor has the present intention of investing 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in con-vertible securities that are in default at the time of acquisi-tion.
               The non-convertible debt securities in which the Fund may in-
            vest include corporate or government debt securities of any matu-rity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or simi-larly rated by another NRSRO or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may in-vest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typ-ically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and se-curities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other in-vestment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Invest-ment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more de-tails on investment practices and related risks. The Portfolio Manager for the Renaissance Fund is Columbus Circle.


                                                                             15
                                                      March 5, 1997 Prospectus

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. For information on other investment poli-cies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Value Fund is NFJ.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

            GROWTH FUND seeks long-term growth of capital. Income is an inci-dental consideration. The Fund invests primarily in common stocks of companies with medium to large market capitalizations. The Fund may invest a portion of its assets in securities of foreign is-suers traded in foreign securities markets (not including Eurodol-lar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securi-ties of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Poli-cies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Growth Fund is Columbus Circle.

            MID CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings

16
 PIMCO Funds: Multi-Manager Series
            growth screen, (iv) an earnings momentum screen, and (v) an earn-ings surprise screen. The Portfolio Manager believes that the mod-els identify the stocks in the universe exhibiting growth charac-teristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For informa-tion on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securi-ties and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Informa-tion for more details on investment practices and related risks. The Portfolio Manager for the Mid Cap Growth Fund is Cadence.

            TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of compa-nies with medium market capitalizations. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Target Fund is Columbus Circle.

            SMALL CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with mar-ket capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager di-vides a universe of up to approximately 2,000 stocks into quar-tiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ra-tio than the S&P 500's P/E ratio or its industry average P/E ra-tio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated there-with. For information on other investment policies, see "Invest-ment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Pro-spectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Value Fund is NFJ.

            OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. Except to the extent described under "How to Buy Shares--Limited Offering of Shares of the Opportunity Fund to New Investors," the Fund is closed to new investors. The Fund invests primarily in common stocks of companies with market capitaliza-tions of less than $1 billion. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on secu-rities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Poli-cies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and

                                                                             17
                                                      March 5, 1997 Prospectus

             "Investment Objectives and Policies" in the Statement of Addi-
            tional Information for more details on investment practices and related risks. The Portfolio Manager for the Opportunity Fund is Columbus Circle.

            INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of interna-tional equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by com-panies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other con-siderations, to have underdeveloped securities markets. The Port-folio Manager applies two levels of screening in selecting invest-ments for the Fund. First, an active country selection model ana-lyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.
               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.
               Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctu-ations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward for-eign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.
               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Inter-national Developed Fund is Blairlogie.

            INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental considera-tion. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible pre-ferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible secu-rities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.
               The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on U.S. securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geo-graphic asset distribution and the Fund has the authority to

18
 PIMCO Funds: Multi-Manager Series
            invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country of the world, the Portfolio Man-ager will consider such factors as the condition and growth poten-tial of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, na-tional and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities prin-cipally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.
               The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management invest-ment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes and on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts.
               The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities mar-kets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American De-pository Receipts.
               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Char-acteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Inter-national Fund is Blairlogie.

            EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in coun-tries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free In-dex") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the coun-tries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.
               For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

              Argentina      Greece     Jordan      Poland       Thailand
              Brazil         Hong Kong  Malaysia    Portugal     Turkey
              Chile          Hungary    Mexico      South Africa Venezuela
              China          India      Pakistan    South Korea  Zimbabwe
              Colombia       Indonesia  Peru        Sri Lanka
              Czech Republic Israel     Philippines Taiwan


                                                      March 5, 1997 Prospectus

               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.
               Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in for-eign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may in-clude forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.
               For information on other investment policies, see "Investment
            Objectives and Policies--Equity Funds." For a discussion of cer-tain risks posed by investing in emerging market countries, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." See "Characteristics and Risks of Se-curities and Investment Techniques" in this Prospectus and "In-vestment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Emerging Markets Fund is Blairlogie.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on secu-rities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Poli-cies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Innovation Fund is Columbus Circle.

            PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies prin-cipally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Portfo-lio Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Character-istics and Risks of Securities and Investment Techniques--Precious Metals."

20
 PIMCO Funds: Multi-Manager Series

               The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and plati-num. To the extent permitted by federal tax law, the Fund may in-vest directly in gold bullion and other precious metals. The Fund has no present intention of investing directly in precious metals other than gold.
               The Fund does not presently intend to invest more than 10% of its assets in either precious metals such as gold bullion or in futures on precious metals, such as gold futures, and options thereon. The Fund may invest up to 100% of its assets in securi-ties principally traded on foreign securities markets and in secu-rities of foreign issuers that are traded on U.S. securities mar-kets, and may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal. At the present time, the Fund has no inten-tion of investing more than 5% of its assets in securities the value of which is linked to the price of a single precious metal.
               The Fund may invest without limit in securities of foreign is-
            suers traded in foreign securities markets. Investing in the secu-rities of foreign issuers involves special risks and considera-tions not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on secu-rities, securities indexes, commodity indexes, and on foreign cur-rencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, foreign currencies, and precious metals; buy or sell foreign currencies; and enter into forward foreign currency contracts.
               The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. For information on other investment policies, see "Investment Ob-jectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Addi-tional Information for more details on investment practices and related risks. The Portfolio Manager for the Precious Metals Fund is Van Eck.

            BALANCED FUND seeks total return consistent with prudent invest-ment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market in-struments will vary from time to time and will be determined by the Advisor. In determining the allocation of the Fund's assets among the three asset classes, the Advisor will employ asset allo-cation principles which take into account certain economic fac-tors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed in-come security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be in-vested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than
            60% of its assets would be invested in money market instruments.
               In managing the Fund, the Advisor uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Advisor for investment in common stock (the "Common Stock Segment") will be further allocated by the Advisor for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accor-dance with the investment policies of the Value Fund; the portion allocated to Cadence will be managed in accordance with the in-vestment policies of the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Advisor.
                                                      March 5, 1997 Prospectus

               The portion of the assets of the Fund allocated by the Advisor for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Manage-ment. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corpo-rate debt securities, including convertible securities and corpo-rate commercial paper; mortgage-related and other asset-backed se-curities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank cer-tificates of deposit, fixed time deposits and bankers' accept-ances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.
               The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that Pacific Investment Management be-lieves to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as deter-mined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Manage-ment to be of comparable quality. High yield fixed income securi-ties rated lower than Baa by Moody's or BBB by S&P, or of equiva-lent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below in-vestment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Risks of High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
               Each Portfolio Manager generally invests a portion of its allo-
            cation in liquid securities to facilitate redemptions. In addi-tion, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the in-vestment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Portfolio Turnover."
               The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, en-tering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's in-vestment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign cur-rency fluctuations from one country to another. See "Characteris-tics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the State-ment of Additional Information for more details on investment practices and related risks.

            TAX EXEMPT FUND seeks high current income exempt from federal in-come tax, consistent with preservation of capital, by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Tax Exempt Bonds"). Tax Exempt Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P, or which are similarly rated by another NRSRO, or if unrated, determined by the Portfolio

22
 PIMCO Funds: Multi-Manager Series

            Manager to be of quality comparable to obligations so rated. Tax Exempt Bonds rated in the fourth highest rating category (e.g., Baa by Moody's) may be considered to possess some speculative characteristics by certain NRSROs.
               The Fund may invest up to 20% of its net assets, under normal market conditions, in any combination of (1) Tax Exempt Bonds which are rated at least Ba by Moody's or BB by S&P (or similarly rated by another NRSRO or, if unrated, determined by the Portfolio Manager to be of comparable quality) and (2) U.S. Government secu-rities, money market instruments or "private activity" bonds. Se-curities rated below investment grade and comparable unrated secu-rities are subject to greater risks than higher quality fixed in-come securities. See "Characteristics and Risks of Securities and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." For temporary defensive purposes the Fund may invest all or a portion of its assets in U.S. Government securities and money market instruments. The Fund may purchase put or call options on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond indexes, purchase and sell futures contracts on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond indexes, and pur-chase put and call options on such futures contracts. The Fund may enter into repurchase agreements with banks and broker-dealers; make short sales of securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration; and purchase and sell securities on a when-issued or delayed delivery basis and enter into forward commit-ments to purchase securities. The Fund may also invest a portion or, for temporary defensive purposes, up to 100% of its assets in money market instruments.
               Dividends to Fund shareholders derived from money market in-
            struments and U.S. Government securities are taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on se-curities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain. See "Characteristics and Risks of Securities and In-vestment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Tax Exempt Fund is Columbus Circle.


EQUITY      The Equity Income, Value, Capital Appreciation, Mid Cap Growth,
FUNDS       Small Cap Value, International Developed and Emerging Markets
            Funds will each invest primarily (normally at least 65% of its as-sets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Govern-ment securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obli-gations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in con-vertible securities, preferred stocks, and warrants, subject to certain limitations.
               The Renaissance, Growth, Target, Opportunity, International,
            Innovation and Precious Metals Funds (together with the Funds listed in the preceding paragraph, the "Equity Funds") will each invest primarily (normally at least 65% of its assets) in equity securities (income-producing equity securities in the case of the Renaissance Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may in-vest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S.
            Government securities and other money market instruments.
               One or more of the Equity Funds may temporarily not be invested primarily in equity securities immediately following the commence-ment of operations or after receipt of significant new monies. Any of the Equity Funds may
                                                      March 5, 1997 Prospectus
            temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to pru-dently invest new monies.
               The Equity Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis;
            and enter into forward commitments to purchase securities. Each of the Equity Funds may invest in American Depository Receipts
            ("ADRs"). The International Developed, International, Emerging
            Markets and Precious Metals Funds may invest in European Deposi-tory Receipts ("EDRs") and Global Depository Receipts ("GDRs").
            The Equity Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these investment practices, see
            "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.


DURATION Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, and the average portfolio duration of the Tax Exempt Fund will vary within a three- to ten-year time frame, based on the relevant Portfolio Manager's fore-cast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more pre-cise alternative to the concept of "term to maturity." Tradition-ally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Managers for the Fixed Income Securi-ties Segment of the Balanced Fund and the Tax Exempt Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies, and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTS Certain of the Funds may invest in common stock of companies with
IN COM-     market capitalizations that are small compared to other publicly
PANIES WITH traded companies. Generally, small market capitalization is con-
SMALL AND   sidered to be less than $1 billion and large market capitalization
MEDIUM      is considered to be more than $5 billion. Under normal market con-
MARKET      ditions, the Small Cap Value and Opportunity Funds will invest
CAPITALIZA- primarily in companies with market capitalizations of $1 billion
TIONS       or less. Investments in larger companies present certain advan-
            tages in that such companies generally have greater financial re-sources, more

24
 PIMCO Funds: Multi-Manager Series
            extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of man-agement and technical personnel. Investments in smaller, less sea-soned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller compa-nies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional se-curities exchange. As a result, the disposition of securities to meet redemptions may require a Fund to sell these securities at a disadvantageous time, or at disadvantageous prices, or to make many small sales over a lengthy period of time.
               Many of the Funds may also invest in stocks of companies with medium market capitalizations. The Target Fund may invest primar-ily in such securities. Whether a U.S. issuer's market capitaliza-tion is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.

FOREIGN     The International Developed, International and Emerging Markets
INVEST-     Funds may invest directly in foreign equity securities; U.S. dol-
MENTS       lar- or foreign currency-denominated foreign corporate debt secu-
            rities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by do-mestic banks and representing the deposit with the bank of a secu-rity of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets, including
            ADRs, EDRs, and GDRs. The remaining Equity Funds and the Balanced
            Fund may also invest in ADRs. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denomi-nated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renais-sance, Growth, Target, Opportunity and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States
            (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.
               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility.
            Additional costs associated with an investment in foreign securi-ties may include
                                                      March 5, 1997 Prospectus
            higher custodial fees than apply to domestic custodial arrange-ments and transaction costs of foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S.
            dollar.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               Certain of the Funds and, in particular, the Emerging Markets
            Fund, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed coun-tries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer pe-riods of relative illiquidity, and are characterized by signifi-cant price volatility. There is a risk in emerging market coun-tries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or con-fiscatory taxation, seizure, nationalization, or creation of gov-ernment monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies;
            the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United
            States; and significantly smaller market capitalization of securi-ties markets.


FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANSAC-    of supply and demand in the foreign exchange markets and the rela-
TIONS       tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.
               The Renaissance, Growth, Target, Opportunity, International De-
            veloped, International, Emerging Markets, Innovation, Precious
            Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. In addition, the International Developed, In-ternational, Emerging Markets, Precious Metals and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency ex-change contract involves an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a for-ward foreign currency exchange contract, the Fund "locks in" the exchange rate

26
 PIMCO Funds: Multi-Manager Series
            between the currency it will deliver and the currency it will re-ceive for the duration of the contract. As a result, a Fund re-duces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be success-ful and may eliminate any chance for a Fund to benefit from favor-able fluctuations in relevant foreign currencies. The Interna-tional Developed, International and Emerging Markets Funds may also enter into hedging contracts for purposes of increasing expo-sure to a foreign currency or to shift exposure to foreign cur-rency fluctuations from one currency to another. To the extent that they do so, the International Developed, International and Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than antici-pated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against ad-verse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segre-gated account to cover its obligations under forward foreign cur-rency exchange contracts entered into for non-hedging purposes.


MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1) short-term U.S. Government securities;
               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager.
               Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit
               Insurance Corporation. A Fund may invest in obligations of U.S.
               branches or subsidiaries of foreign banks ("Yankee dollar obli-gations") or foreign branches of U.S. banks ("Eurodollar obli-gations");
               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager;
               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obliga-tions rated in the highest rating category by at least two
               NRSROs, or, if rated by only one NRSRO, in such agency's high-est grade, or, if unrated, determined to be of comparable qual-ity by the Advisor or a Portfolio Manager; and
               (5) repurchase agreements with domestic commercial banks or registered broker-dealers.


MORTGAGE-   All Funds that may purchase debt securities for investment pur-
RELATEDAND poses (and in particular, the Balanced Fund) may invest in mort-OTHERASSET- gage-related securities, and in other asset-backed securities (un-
BACKED      related to mortgage loans) that are offered to investors in the
SECURITIES  future. The value of some mortgage-related or asset-backed securi-
            ties in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Port-folio Manager to forecast interest rates and other economic fac-tors correctly.

            MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or

                                                                             27
                                                      March 5, 1997 Prospectus
            foreclosure, net of fees and costs which may be incurred) may ex-pose a Fund to a lower rate of return upon reinvestment of princi-pal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and vol-atility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security be-yond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages in-crease the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typi-cally collateralized by portfolios of mortgage pass-through secu-rities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying the Fund's di-versification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive

28
 PIMCO Funds: Multi-Manager Series
            all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Balanced Fund has adopted a policy un-der which it will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. For a dis-cussion of the characteristics of some of these instruments, see the Statement of Additional Information.


TAX EXEMPT  The Tax Exempt Fund invests in Tax Exempt Bonds which are gener-
BONDS ally issued by states and local governments and their agencies, authorities and other instrumentalities. Tax Exempt Bonds are sub-ject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The is-suer of a Tax Exempt Bond may make such payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, or (3) a particular fa-cility or project. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Tax Exempt Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Tax Exempt Bonds.


CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.


RISKS OF    The Renaissance, Growth, Balanced and Tax Exempt Funds may invest
HIGH YIELD a portion of their assets in fixed income securities rated lower SECURITIES than Baa by Moody's or lower than BBB by S&P but rated at least B
("JUNK      by Moody's or S&P or, if not rated, determined by the Portfolio
BONDS")     Manager to be of comparable quality. Securities rated lower than
            Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the
                                                      March 5, 1997 Prospectus
            creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
            High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               The following chart provides information on the weighted aver-
            age percentage of rated and unrated debt or fixed income securi-ties in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corre-sponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category
            (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Ad-ditional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested dur-ing such fiscal year (1) in unrated high yield securities believed by the Advisor or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and
            (2) in all unrated fixed income securities.


              RATED


                         1ST  2ND 3RD 4TH 5TH  6TH  7TH 8TH 9TH 10TH
                       ---------------------------------------------
           Renaissance*  5.06  --  --  -- 2.94 4.16  --  --  --  --

              UNRATED BUT CONSIDERED EQUIVALENT TO

                                                                     TOTAL
                         1ST  2ND 3RD 4TH 5TH  6TH  7TH 8TH 9TH 10TH UNRATED
                       -----------------------------------------------------
           Renaissance*    --  --  --  --   -- 1.58  --  --  --  --  1.58

            *Represents holdings of the PIMCO Advisors Equity Income Fund for its fiscal year ended September 30, 1996. The Equity Income Fund reorganized as the Renaissance Fund of the Trust on January 17, 1997.

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.


DERIVATIVE Certain Funds may purchase and write call and put options on secu-INSTRUMENTS rities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Renaissance, Growth, Target, Opportunity, International Developed, International, Emerging Markets, Innovation, Precious Metals and Balanced Funds may engage in the purchase and writing of call and put options on securities and may engage in the purchase and writ-ing of options on securities indexes. The Tax Exempt Fund may pur-chase call or put options on U.S. Government securities, Tax Ex-empt Bonds and Tax Exempt Bond indexes. The Precious Metals Fund may purchase and write options on commodities indexes. The Funds that may invest in foreign-currency denominated securities may en-gage in the purchase and writing of call and put options on for-eign currencies. The International Developed, Emerging Markets and Balanced Funds may also enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in in-terest rates, foreign currency exchange rates or securities pric-es; and for the International Developed, International and Emerg-ing Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures

30
 PIMCO Funds: Multi-Manager Series
            established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.
               For these purposes, derivative instruments are deemed to con-
            sist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfo-lio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio secu-rity at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, COMMODITY INDEXES AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on secu-rities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund in-tends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss de-pending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit im-mediate satisfaction of the Fund's obligation as writer of the op-tion. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position.
                                                      March 5, 1997 Prospectus

            Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               For each of the Renaissance, Growth, Target, Opportunity, In-
            ternational, Innovation, and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
               The International Developed, International, Emerging Markets,
            Precious Metals and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

            SWAP AGREEMENTS The International Developed and Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or se-curities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other in-vestments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Funds' repurchase agree-ment guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

32
 PIMCO Funds: Multi-Manager Series

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS The Balanced Fund may invest in interest rate futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Interna-tional Developed, International, Emerging Markets, Precious Metals and Balanced Funds may invest in stock index futures contracts and options thereon. The International Developed, International, Emerging Markets, Precious Metals and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Tax Exempt Fund may purchase and sell futures con-tracts on U.S. Government securities and Tax Exempt Bonds, as well as purchase put and call options on such futures contracts. These Funds may engage in such futures transactions as an adjunct to their securities activities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.


PRECIOUS    The Precious Metals Fund will concentrate its investments in the
METALS      precious metals industry. Prices of precious metals can be ex-
            pected to respond to changes in rates of inflation and to percep-tions of economic and political instability. The values of compa-nies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant for-eign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies en-gaged in precious metal-related activities may be subject to ex-treme fluctuations, reflecting wider economic or political insta-bility or for other reasons.


LOANS OF    For the purpose of achieving income, each Fund (with the exception
PORTFOLIO   of the Tax Exempt Fund) may lend its portfolio securities to bro-
SECURITIES  kers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Gov-ernment securities, cash or cash equivalents (negotiable certifi-cates of deposit, bankers' acceptances or letters of credit) main-tained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either in-terest, through investment of cash collateral by the Fund in per-missible investments, or a fee, if the collateral is U.S. Govern-ment securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of
                                                      March 5, 1997 Prospectus
            the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


SHORT SALES Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. Short sales expose the Fund to the risk that it will be required to pur-chase securities to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.


WHEN-       Each Fund may purchase securities which it is eligible to purchase
ISSUED,     on a when-issued basis, may purchase and sell such securities for
DELAYED     delayed delivery and may make contracts to purchase such securi-
DELIVERY    ties for a fixed price at a future date beyond normal settlement
AND         time (forward commitments). When-issued transactions, delayed de-
FORWARD     livery purchases and forward commitments involve a risk of loss if
COMMITMENT  the value of the securities declines prior to the settlement date,
TRANSAC-    which risk is in addition to the risk of decline in the value of
TIONS       the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.


REPURCHASE For the purposes of maintaining liquidity and achieving income, AGREEMENTS each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.


REVERSE     A reverse repurchase agreement may for some purposes be considered
REPURCHASE borrowing that involves the sale of a security by a Fund and its AGREEMENTS agreement to repurchase the instrument at a specified time and
AND OTHER   price. The Fund will maintain a segregated account consisting of
BORROWINGS  assets determined to be liquid by the Advisor or Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Re-verse repurchase agreements will be subject to the Funds' limita-tions on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.
            Such a practice will result in leveraging of a Fund's assets. Lev-erage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.


PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains. See
            "Taxes." The portfolio turnover rate for each Fund which offered
            Class A, Class B or Class C shares prior to the date of this Pro-spectus is set forth under "Financial Highlights." Portfolio turn-over for the remaining Funds which offered Institutional or Admin-istrative Class shares prior to the date of this Prospectus is in-corporated by reference in the Statement of Additional Informa-tion.


34
 PIMCO Funds: Multi-Manager Series

ILLIQUID    Each of the Equity Income, Value, Capital Appreciation, Mid Cap
SECURITIES  Growth, Small Cap Value and Balanced Funds may invest in securi-
            ties that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of the Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are sub-ject to legal or contractual restrictions on resale if such secu-rities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). Each of the Renaissance, Growth, Target, Opportunity, International Devel-oped, International, Emerging Markets, Innovation, Precious Metals and Tax Exempt Funds may invest in securities that are illiquid so long as no more than 15% of the value of the Fund's net assets
            (taken at market value at the time of investment) would be in-vested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the super-vision of the Board of Trustees. A Portfolio Manager may be sub-ject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transac-tions in liquid securities.
               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale
            (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws
            (other than securities issued pursuant to Rule 144A under the Se-curities Act of 1933 and certain commercial paper that the Advisor or a Portfolio Manager has determined to be liquid under proce-dures approved by the Board of Trustees).

INVESTMENT  The International Developed, International and Emerging Markets
IN          Funds may invest in securities of other investment companies, such
INVESTMENT  as closed-end management investment companies, or in pooled ac-
COMPANIES   counts or other investment vehicles which invest in foreign mar-
            kets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.


CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

"FUNDA-     The investment objective of each of the Renaissance, Growth, Tar-
MENTAL"     get, Opportunity, International, Innovation, Precious Metals and
POLICIES    Tax Exempt Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the out-standing shares of that Fund. If there is a change in a Fund's in-vestment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an ap-propriate investment in light of their then current financial po-sition and needs.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its

                                                                             35
                                                      March 5, 1997 Prospectus
            predecessor's) record to a recent date and is not intended to in-dicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formulas described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alternatives and certain other expenses, it is expected that, under normal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares, although an investment in Class B or Class
            C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.
               The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establish-ment of the Fund or its predecessor series of PIMCO Advisors
            Funds, as more fully described in the Statement of Additional In-formation. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial of-fering date of a particular class, total return presentations for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to re-flect current sales charges (if any) of the newer class, but not reflecting any higher operating expenses (such as 12b-1 distribu-tion and servicing fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total re-turn for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher ex-penses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). To-tal return may be advertised using alternative methods that re-flect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.
               Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Tax Exempt Fund's Class A, Class B and Class C shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax ex-empt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.
               Current distribution information may also be provided to the
            Trust's shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment in-come), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.
               The Advisor and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Advisor or

36
 PIMCO Funds: Multi-Manager Series
            the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representa-tive of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B (except the Opportunity Fund) and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distribution Company (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Invest-ors" below, the Opportunity Fund is closed to new investors. See "Restrictions on Sales of and Exchanges for Shares of the Opportu-
            nity Fund." The Opportunity Fund does not offer Class B shares.
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds Account Application (an "Account Application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the Account Application, the Distributor may act as dealer).
               Each Fund (except the Opportunity Fund) currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). The Opportunity Fund does not offer Class B shares. Institutional Class and Administrative Class shares of certain of the Funds are offered through a separate prospectus. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alterna-tive"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Ar-rangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after ac-ceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 10:00 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
                                                      March 5, 1997 Prospectus

               Except for gifts to minors or purchases through the PIMCO Auto
            Invest plan, the PIMCO Auto Exchange plan and tax-qualified pro-grams referred to below, the minimum initial investment in Class A, Class B or Class C shares of the Trust and series of PIMCO
            Funds: Pacific Investment Management Series is $1,000 and in any Fund is $250, and the minimum additional investment is $100 per Fund. The minimum initial investment for gifts to minors is $250 per Fund. For information about dealer commissions, see "Alterna-tive Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through partici-pating brokers are held in the investor's account with that bro-ker. No share certificates will be issued unless specifically re-quested in writing by an investor or broker-dealer.


DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.


PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distribution Company, along with a completed applica-tion form to:

                PIMCO Funds Distribution Company
                P.O. Box 5866
                Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan, tax-qualified programs and PIMCO Fund Link referred to below, and ex-cept during periods when an Automatic Withdrawal Plan is in ef-fect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distribution Com-pany and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."


TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs) for which First
RETIREMENT  National Bank of Boston serves as trustee and for IRA Accounts es-
PLANS       tablished with Form 5305-SIMPLE under the Internal Revenue Code.
            These accounts include Simplified Employee Pension Plan (SEP) and
            Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

38
 PIMCO Funds: Multi-Manager Series

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with partici-pating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum ini-tial and subsequent investment in any Fund for tax-qualified plans is $25.


PIMCO AUTO  The PIMCO Auto Invest plan provides for periodic investments into
INVEST the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank ac-count. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Auto Invest plan is available from the Dis-tributor or participating brokers. You may enroll by completing the appropriate section on the Account Application, or you may ob-tain an Auto Invest Application by calling the Distributor or your broker.


PIMCO AUTO  The PIMCO Auto Exchange plan establishes regular, periodic ex-
EXCHANGE    changes from one Fund to another Fund or a series of PIMCO Funds:
            Pacific Investment Management Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration. Ex-changes for shares of the Opportunity Fund are currently re-stricted to the extent provided under "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restrictions on
            Sales of and Exchanges for Shares of the Opportunity Fund" below.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Auto Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by tele-phone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."


PIMCOFUND   PIMCO Fund Link ("Fund Link") connects your Fund account with a
LINK        bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Re-deem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such pur-chases, call 800-852-8457. All such calls will be recorded. Fund
            Link is normally established within 45 days of receipt of a Fund
            Link Application by Shareholder Services, Inc. (the "Transfer
            Agent"). The minimum investment by Fund Link is $50 per Fund.
            Shares will be purchased on the regular business day the Distribu-tor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange.
            If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
               Fund Link privileges must be requested on the Account Applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right
                                                      March 5, 1997 Prospectus
            to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

            LIMITED OFFERING OF SHARES OF THE OPPORTUNITY FUND TO NEW INVEST-ORS As described below under "Restrictions on Sales of and Ex-changes for Shares of the Opportunity Fund," shares of the Oppor-tunity Fund are normally not available for purchase by new invest-ors in the Fund. However, on January 27, 1997, the Opportunity Fund began offering Class A shares and, subsequently, Class C shares to new investors (the "Offering") on a limited basis as de-scribed below.
               With the exception of certain benefit plans not currently eli-
            gible to acquire Opportunity Fund shares, all investors eligible to purchase shares of other Funds of the Trust may participate in the Offering. Existing Class A shareholders and Class C sharehold-ers of other Funds of the Trust or series of PIMCO Funds: Pacific Investment Management Series may, in addition to purchasing shares, acquire Opportunity Fund shares during the Offering by ex-changing their Class A or Class C shares for the same class of Op-portunity Fund shares in the manner described under "Exchange Privilege" below.
               The Offering will close (and the Opportunity Fund will again be closed to new investors) at the close of business on the day (the "Closing Date") on which an aggregate gross amount of $250 million of the Fund's Class A and Class C shares has been sold to new in-vestors (including shares acquired through exchanges as described above). Shares purchased and subsequently redeemed during the Of-fering will not be resold during the Offering. All purchase orders for the Opportunity Fund's shares received on the Closing Date will be honored even if the result would be to exceed the $250 million limit.
               For additional information regarding the terms of the Offering, please contact the Distributor (at 800-426-0107) or your broker.

            RESTRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTU-NITY FUND Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Investors" above, shares of the Opportunity Fund are not available for purchase by new in-vestors in the Fund. The following categories of existing share-holders will still be permitted to purchase additional shares of the Fund: (i) shareholders who owned shares of the Opportunity Fund on December 31, 1992 will be permitted to purchase additional shares of the Fund for as long as they continue to own some shares of the Fund; (ii) participants in any self-directed qualified ben-efit plan (for example, 401(k), 403(b) and Keogh Plans, but not IRAs or SEP IRAs) that owned Opportunity Fund shares on March 1, 1993 for any single plan participant will be eligible to direct the purchase of the Fund's shares by their plan account for so long as the plan continues to own some shares of the Fund for any single plan participant; and (iii) shareholders who acquired shares during the Offering described under "Limited Offering of Shares of the Opportunity Fund to New Investors" above will be permitted to purchase additional shares of the Fund for as long as they continue to own some shares of the Fund. In the event a shareholder redeems all of his or her shares of the Opportunity Fund, or all participants in a self-directed qualified benefit plan described above redeem their shares of the Opportunity Fund, such shareholder, or the participants in such plan, will no longer be eligible to purchase shares of the Opportunity Fund. The Oppor-tunity Fund does not offer Class B shares to new or existing in-vestors.
               Shareholders of other Funds are not permitted to exchange any of their shares for Opportunity Fund shares unless the sharehold-ers are independently eligible to purchase Opportunity Fund shares because they already owned such shares of the Fund on December 31, 1992 (March 1, 1993, in the case of the self-directed qualified benefit plans described above) or acquired such shares during the Offering described under "Limited Offering of Shares of the Oppor-tunity Fund to New Investors" above.
               The Trust reserves the right at any time to modify these re-
            strictions, including the suspension of all sales of Opportunity Fund shares or the lifting of restrictions on different classes of investors and/or transactions.


40
 PIMCO Funds: Multi-Manager Series

SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRA-   ing to the Transfer Agent. Signature guarantees may be required.
TION        See "Signature Guarantee" above. All correspondence must include
CHANGES     the account number and must be sent to:

               PIMCO Funds Distribution Company
               P.O. Box 5866
               Denver, CO 80217-5866

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through a separate prospectus, certain of the Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares, to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corpora-tions and other high net worth individuals. Institutional Class shares and Administrative Class shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operat-ing expenses, Administrative Class and Institutional Class shares are generally expected to achieve a higher investment return than Class A, Class B or Class C shares. To obtain more information about Institutional Class or Administrative Class shares, please call the Distributor at 800-426-0107.
               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An

                                                                             41
                                                      March 5, 1997 Prospectus
            investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alterna-tive--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative -- Class B Shares" below.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Pacific Investment Management Series ac-cepted is $249,999. The maximum single purchase of Class C shares of the Trust and series of PIMCO Funds: Pacific Investment Manage-ment Series accepted is $999,999. The Funds may refuse any order to purchase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"), from a retirement plan, including a 403(b)(7) plan or an IRA (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer sponsored retirement plan, upon separa-tion from service and attaining age 55; (ii) any partial or com-plete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qual-ified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or com-plete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the de-ceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disabili-ty; (v) any redemption resulting from a return of an excess con-tribution to a qualified employer retirement plan or an IRA; (vi) certain periodic redemptions under an Automatic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts meeting certain maximums established from time to time by the Distributor; (vii) redemptions by Trustees, officers and em-ployees of the Trust, and by directors, officers and employees of the Distributor and the Advisor; (viii) redemptions effected pur-suant to a Fund's right to involuntarily redeem a

42
 PIMCO Funds: Multi-Manager Series
            shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemp-tions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions ef-fected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiducia-ry, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption (a) in connection with a dis-tribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA upon attaining age 59 1/2; (b) following death or disability (as defined in the Code) of a shareholder (in-cluding one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) of up to 10% per year of the value of an account subject to an Automatic With-drawal Plan. See "How to Redeem--Automatic Withdrawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.
                                                      March 5, 1997 Prospectus

INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTERNA-    investors that purchase $1,000,000 or more of any Fund's Class A
TIVE --     shares (and thus pay no initial sales charge) may be subject to a
CLASS A     1% CDSC if they redeem such shares during the first 18 months af-
SHARES      ter their purchase.


              ALL FUNDS EXCEPT TAX EXEMPT FUND

                                                               DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE   COMMISSION TO
           AMOUNT OF            % OF NET        AS % OF PUBLIC DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE PUBLIC OFFERING PRICE
              ----------------------------------------------------------------------
           $0 - $49,999         5.82%           5.50%          4.75%
              ----------------------------------------------------------------------
           $50,000 - $99,999    4.71%           4.50%          4.00%
              ----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
              ----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
              ----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
              ----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)


              TAX EXEMPT FUND

                                                                DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE AS COMMISSION
           AMOUNT OF            % OF NET        % OF PUBLIC     TO DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE  PUBLIC OFFERING PRICE
              -----------------------------------------------------------------------
           $0 - $49,999         4.71%           4.50%           4.00%
              -----------------------------------------------------------------------
           $50,000 - $99,999    4.17%           4.00%           3.50%
              -----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%           3.00%
              -----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%           2.00%
              -----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%           1.75%
              -----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)      0.50%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each Fund except the Tax Exempt Fund, according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to
            $5,000,000, and 0.25% of amounts over $5,000,000; and for Class A shares of the Tax Exempt Fund, according to the following sched-ule: 0.50% of the first $2,000,000, and 0.25% of amounts over $2,000,000.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

44
 PIMCO Funds: Multi-Manager Series

               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Pacific Investment Manage-ment Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an in-dividual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, call the Distributor at 800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i) the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the Tax Exempt Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund, you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds to qual-ify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge
                                                      March 5, 1997 Prospectus
            applicable to the amount actually purchased, if necessary. Divi-dends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Applica-tion. If you are a current Class A shareholder desiring to do so you can obtain a form of Letter of Intent by contacting the Dis-tributor at 800-426-0107 or any broker participating in this pro-gram.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a sharehold-er's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Dis-tributor or to the investor's broker.

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Advi-sor or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or to a spouse or child of any of the foregoing persons, or to any trust, profit sharing or pension plan for the benefit of any such person, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Se-ries and Cash Accumulation Trust, registered investment companies for which the Advisor or an affiliate acts as investment adviser,
            (c) current registered representatives and other full-time employ-ees of participating brokers or such persons' spouses, (d) trust-ees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 million in total plan assets, (e) trustees or other fidu-ciaries purchasing shares for certain employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases, (f) participants in-vesting through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and in-vestment management services, (g) broker-dealers or registered in-vestment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds: Mul-ti-Manager Series in particular investment products for which a fee is charged, and (h) trust accounts for which trust companies affiliated with the Trust or the Advisor serve as trustee. As de-scribed above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers de-scribed in this paragraph except for sales to purchasers described under (d) or (e) in this paragraph.

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

46
 PIMCO Funds: Multi-Manager Series

            CLASS A DEFERRED SALES CHARGE For all Funds, investors who pur-chase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce cli-ents' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such in-stances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them ac-cess to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DEFERRED    Class B shares are sold at their current net asset value without
SALES       any initial sales charge. The full amount of an investor's pur-
CHARGE      chase payment will be invested in shares of the Fund(s) selected.
ALTERNA-    A CDSC will be imposed on Class B shares if an investor redeems an
TIVE --     amount which causes the current value of the investor's account
CLASS B     for a Fund to fall below the total dollar amount of purchase pay-
SHARES      ments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. Class B shares are not available for purchase by employer sponsored retirement plans. The Opportunity Fund does not offer Class B shares.
                                                      March 5, 1997 Prospectus

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   5
              ----------------------------------------
           Second                  4
              ----------------------------------------
           Third                   3
              ----------------------------------------
           Fourth                  3
              ----------------------------------------
           Fifth                   2
              ----------------------------------------
           Sixth                   1
              ----------------------------------------
           Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Dis-tributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each par-ticipating broker which obtains purchase orders in amounts exceed-ing thresholds established from time to time by the Distributor.
               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 800-426-0107.

ASSET       Class C shares are sold at their current net asset value without
BASED       any initial sales charge. A CDSC is imposed on Class C shares if
SALES       an investor redeems an amount which causes the current value of
CHARGE      the investor's account for a Fund to fall below the total dollar
ALTERNA-    amount of purchase payments subject to the CDSC, except that no
TIVE --     CDSC is imposed if the shares redeemed have been acquired through
CLASS C     the reinvestment of dividends or capital gains distributions or if
SHARES      the

48
 PIMCO Funds: Multi-Manager Series
            amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).
               The following example will illustrate the operation of the
            Class C CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 800-426-0107.

            Exchange Privilege

            Except with respect to exchanges for shares of the Opportunity Fund (which are currently subject to certain restrictions), a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an ac-count with identical registration on the basis of their respective net asset values. For information on restrictions applicable to exchanges of shares for shares of the Opportunity Fund, see "Lim-ited Offering of Shares of the Opportunity Fund to New Investors" and "Restrictions on Sales of and Exchanges for Shares of the Op-portunity Fund" under "How to Buy Shares" above. Class A, Class B and Class C shares of each Fund may also be exchanged for shares
                                                      March 5, 1997 Prospectus
            of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family comprised pri-marily of fixed income portfolios managed by Pacific Investment Management, an affiliate of the Advisor. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Auto Exchange plan, exchanges are subject to the $250 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.
               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866 or, un-less the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Trans-fer Agent at 800-852-8457. The Trust will employ reasonable proce-dures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m. Eastern time and the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Advisor, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Secu-rities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or mate-rial modification of the exchange privilege. For further informa-tion about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
               Investors may also select the PIMCO Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Auto Ex-change" above."

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Fund Link. In the event a shareholder or participants in certain self-directed qualified employee benefit plans eligible to purchase shares of the Opportunity Fund redeem(s) all of the shareholder's or the participants' shares of the Fund (including shares acquired during the Offering described under "How to Buy Shares--Limited Offering of Shares of the Opportunity Fund to New Investors" above), such shareholder or participants in such plans will no longer be eligible to purchase shares of the Opportunity Fund. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."

50
 PIMCO Funds: Multi-Manager Series

              A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.


DIRECT      A shareholder's original Account Application permits the share-
REDEMPTION  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described be-low, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed
            (see "Certificated Shares" below); and (4) any additional docu-ments which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the re-demption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
            A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that ac-count. To avoid delay in redemption or transfer, shareholders hav-ing any questions about these requirements should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored un-til all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.


                                                                             51
                                                      March 5, 1997 Prospectus

TELEPHONE   The Trust accepts telephone requests for redemption of
REDEMPTIONS uncertificated shares for amounts up to $50,000 within any 7 cal-
            endar day period, except for investors who have specifically de-clined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee." Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The
            Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.
               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-852-8457 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption.
            Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading
            (normally 4:00 p.m. Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the se-curities markets, the volume of calls may make it difficult to re-deem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Re-quests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


FUND LINK   If a shareholder has established Fund Link, the shareholder may
REDEMPTIONS redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-852-8457. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer
            Agent prior to the close of regular trading (normally 4:00 p.m.
            Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.
               Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--
            Signature Guarantee." See "How to Buy Shares--PIMCO Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

52
 PIMCO Funds: Multi-Manager Series

EXPEDITED   If a shareholder has given authorization for expedited wire re-
WIRE        demption, shares can be redeemed and the proceeds sent by federal
TRANSFER    wire transfer to a single previously designated bank account. Re-
REDEMPTIONS quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
            Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 800-852-8457 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not cur-rently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
            To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distribution
            Company, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy
            Shares-- Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.


CERTIFICAT- To redeem shares for which certificates have been issued, the cer-
ED SHARES   tificates must be mailed to or deposited with the Trust, duly en-
            dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform
            Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.


AUTOMATIC   An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL  value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
            Plan Application from the Distributor or your broker. If an Auto-matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-holder or to an address other than the address of record, a signa-ture guarantee is required. See "How to Buy Shares--Signature
            Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net as-set value (less any applicable CDSC) to make each withdrawal pay-ment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal
            Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline.
            The maintenance of an

                                                                             53
                                                      March 5, 1997 Prospectus

            Automatic Withdrawal Plan concurrently with purchases of addi-tional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this rea-son, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an in-vestor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Dis-tributor may terminate or change the terms of the Automatic With-drawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of the Advisor, is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participat-ing brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

            CLASS A SERVICING FEES: As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Fund's average daily net assets at-tributable to Class A shares).

            CLASS B AND CLASS C DISTRIBUTION AND SERVICING FEES: As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):


                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
              ------------------------------
           All Funds  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of

54
 PIMCO Funds: Multi-Manager Series

            1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compen-sate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              ALL FUNDS(/1/)

                            SERVICING DISTRIBUTION
                            FEE       FEE
              ------------------------------------
           Class A          .25%      N/A
              ------------------------------------
           Class B (/2/)    .25%      None
              ------------------------------------
           Class C
            (purchased
            before July 1,
            1991)           .25%      None
              ------------------------------------
           Class C (/3/)
            (purchased on
            or after July
            1, 1991)        .25%      .65%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the
                                                      March 5, 1997 Prospectus
            shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as ad-ministrator for the Funds, PIMCO Advisors may pay participating brokers and other intermediaries for sub-transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the sale of Class B and Class C shares of the Funds and, in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of Class B and Class C shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. Class B and Class C Distribu-tion and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to the date of this Prospectus in re-spect of certain series of PIMCO Advisors Funds that were prede-cessors of the Funds listed below. The remaining Funds did not of-fer Class B or Class C shares prior to the date of this Prospec-tus. As of September 30, 1996, such expenses were approximately $11,408,000 in excess of payments under the PIMCO Advisors Funds' Class B Distribution and Servicing Plan and $2,822,000 in excess of payments under the PIMCO Advisors Funds' Class C Distribution and Servicing Plan. The allocation of such excess (on a pro rata basis) among the predecessors to the Funds listed below as of Sep-tember 30, 1996 was a follows:


              EXCESS EXPENSES*

                                 CLASS B                           CLASS C
                                        ------------------------------------------------------------
                                                  (AS A PERCENTAGE                  (AS A PERCENTAGE
                                 ($ IN THOUSANDS) OF NET ASSETS)   ($ IN THOUSANDS) OF NET ASSETS)
              --------------------------------------------------------------------------------------
           Renaissance Fund        621            3.96             140              .06
              --------------------------------------------------------------------------------------
           Growth Fund           1,474            3.96             884              .06
              --------------------------------------------------------------------------------------
           Target Fund           1,972            3.96             595              .06
              --------------------------------------------------------------------------------------
           Opportunity Fund        N/A             N/A             488              .06
              --------------------------------------------------------------------------------------
           International Fund      233            3.96             124              .06
              --------------------------------------------------------------------------------------
           Innovation Fund       1,336            3.96              84              .06
              --------------------------------------------------------------------------------------
           Precious Metals Fund     88            3.96              23              .06
              --------------------------------------------------------------------------------------
           Tax Exempt Fund          89            3.96              29              .06

            * The table lists such excess expenses, as of September 30, 1996, for predecessor series of PIMCO Advisors Funds which reorganized as the listed Funds of the Trust.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Portfolio securities for which market quotations are read-ily available are valued at market value. Fixed income securities generally are valued on the basis of quotations obtained from bro-kers and dealers or pricing services, which take into account ap-propriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines estab-lished

56
 PIMCO Funds: Multi-Manager Series
            by the Board of Trustees, with reference to fixed income securi-ties whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term invest-ments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. The calculation of the net asset value of the International Developed, International, Emerging Markets and Precious Metals Funds may not take place con-temporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign secu-rities are determined using information derived from pricing serv-ices and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calcu-lated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the val-ues of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be re-flected in the calculation of net asset value. If events materi-ally affecting the value of such securities occur during such pe-riod, then these securities may be valued at fair value as deter-mined by the Advisor or a Portfolio Manager and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between the classes.

            Distributions

            Shares begin earning dividends on the effective date of purchase, which is the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and dividends, if any, will be declared daily and paid monthly to shareholders of record of the Tax Exempt Fund and declared and paid quarterly to shareholders of record by the Equity Income, Renaissance, Value and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Capital Appreciation, Growth, Mid Cap Growth, Target, Small Cap Value, Opportunity, International Developed, International, Emerging Markets, Innovation and Precious Metals Funds. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net realized short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust as described below, at net asset value of such Fund, unless the shareholder elects to re-ceive cash (either paid to shareholders directly or credited to their account with their participating broker). Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C
                                                      March 5, 1997 Prospectus
            shares are expected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested divi-dends.
               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust or series of PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The shareholder must have an account existing in the Fund or series selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-852-8457. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any dis-tributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to share-holders or, in some cases, as capital gain. Certain dividends de-clared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on divi-dends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.
               Dividends paid to shareholders by the Tax Exempt Fund which are derived from interest on Tax Exempt Bonds are expected to be des-ignated by the Fund as "exempt-interest dividends," and sharehold-ers may exclude such dividends from gross income for federal in-come tax purposes. However, if a shareholder receives social secu-rity or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative mini-mum tax liability of shareholders already subject to this tax. Other distributions from the Tax Exempt Fund may constitute tax-able income, and any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities may not be so exempt. The distributions of "exempt-interest dividends" paid by the Tax Exempt Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Tax Exempt Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemp-tion for "exempt-interest dividends" attributable to Tax Exempt Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of in-come the Tax Exempt Fund receives on Tax Exempt Bonds that was paid out as dividends during the preceding year.

58
 PIMCO Funds: Multi-Manager Series

               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Tax Exempt Fund in-vests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Tax Exempt Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Tax Exempt Fund for corpora-tions, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative mini-mum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which in-cludes various items of tax exempt income) exceeds the amount oth-erwise determined to be alternative minimum taxable income. Ac-cordingly, an investment in the Tax Exempt Fund may cause share-holders to be subject to (or result in an increased liability un-der) the alternative minimum tax.
               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1987 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest divi-dend, a portion of their share value would have been received in the form of tax-free income.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

INVESTMENT  PIMCO ADVISORS serves as investment adviser to the Funds pursuant
ADVISOR to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of November 30, 1996 were approxi-mately $111 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the
                                                      March 5, 1997 Prospectus

            Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. Pacific Mutual Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of Pacific Investment Management. PIMCO Advisors is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serve as the functional equivalent of a board of directors. Pacific Investment Management and the Managing Directors, because of their ability to designate a majority of the Members of the Operating Board, could be said to control PIMCO Advisors, although they disclaim such authority. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has six subsidiary partnerships, the following five of which manage one or more of the Funds: Blairlogie, Cadence, Columbus Circle, NFJ and Pacific Investment Management.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Advisor, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO   Pursuant to portfolio management agreements, PIMCO Advisors em-
MANAGERS    ploys Portfolio Managers to provide investment advisory services to all of the Funds. With the exception of Van Eck (which manages the Precious Metals Fund), each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors compensates the Portfolio Manag-ers from its advisory fee (not from the Trust). Under these agree-ments, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the por-tion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

            COLUMBUS CIRCLE manages the Renaissance Fund, the Growth Fund, the Target Fund, the Opportunity Fund, the Innovation Fund and the Tax Exempt Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Co-lumbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of November 30, 1996 of ap-proximately $14 billion. Columbus Circle's address is Metro Cen-ter, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.
               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds (except the Tax Exempt Fund) with a view to investing in growing companies that are surprising the market with business results that are better than anticipated. The Trust has been informed that investment decisions made by Columbus Circle with respect to the Columbus Circle Funds are made by a committee rather than by a single person acting as portfolio man-ager. No person is primarily responsible for making recommenda-tions to that committee.

            CADENCE manages the Capital Appreciation Fund, the Mid Cap Growth Fund and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital

60
 PIMCO Funds: Multi-Manager Series

            Management, Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of November 30, 1996 of approximately $3.3 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.
               David B. Breed, William B. Bannick, Katherine A. Burdon, Eric
            M. Wetlaufer and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 23 years' investment management expe-rience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Finan-cial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 11 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Man-ager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston Uni-versity. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Sci-ence degree from Northeastern University. Ms. Burdon is a Chart-ered Financial Analyst and Certified Public Accountant. Mr. Wet-laufer is a Managing Director and Portfolio Manager of Cadence and has 11 years' investment management experience. He previously served as Vice President of Northfield Information Services. Mr. - Wetlaufer joined the predecessor of Cadence in 1991. He graduated from Wesleyan University and is a Chartered Financial Analyst. Mr. McManus is Director of Fund Management of Cadence and has 19 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and is certified as a Financial Planner.

            NFJ manages the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Common Stock Segment of the Bal-anced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of November 30, 1996 of approximately $1.8 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dal-las, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission.
               Chris Najork is responsible for the day-to-day management of the Equity Income Fund, the Value Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 27 years' experience encompassing equity research and portfo-lio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst. Mr. Najork and Paul A. Magnuson are primarily responsible for the day-to-day management of the Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 11 years' experience in equity research and portfolio management. He received his bache-lor's degree in Finance from the University of Nebraska-Lincoln.

            BLAIRLOGIE manages the International Developed Fund, the Interna-tional Fund, and the Emerging Markets Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory part-ner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing part-ner. The limited partner is Blairlogie Partners L.P., a limited
                                                      March 5, 1997 Prospectus
            partnership, the general partner of which is Pacific Financial As-set Management Corporation (a subsidiary of Pacific Mutual Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5% and 5%, respectively, beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment ad-viser to Blairlogie, commenced operations in 1992. Accounts man-aged by Blairlogie had combined assets as of November 30, 1996 of approximately $.7 billion. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is regis-tered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.
               James Smith is primarily responsible for the day-to-day manage-
            ment of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

            PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pa-cific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the manag-ing partner. Pacific Investment Management Company, the predeces-sor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approxi-mately $88 billion of assets under management as of November 30, 1996. Pacific Investment Management's address is 840 Newport Cen-ter Drive, Suite 360, Newport Beach, California 92660. Pacific In-vestment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.
               William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Manage-ment or its predecessor for 25 years. He has extensive investment experience in both credit research and fixed income portfolio man-agement. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Soci-ety of Financial Analysts.

            VAN ECK is an unaffiliated investment adviser that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, to-gether with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is con-trolled by John C. Van Eck who, along with members of his immedi-ate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of November 30, 1996 of approxi-mately $1.7 billion. Van Eck's address is 99 Park Avenue, New York, NY 10001. Van Eck is registered as an investment adviser with the Securities and Exchange Commission.
               Henry J. Bingham, Executive Managing Director of Van Eck and
            President of the International Investors series of Van Eck Funds, has served as the Portfolio Manager of the Precious Metals Fund since the Fund commenced operations.

            Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading advisor does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ, Blairlogie, Pacific Investment Management and Van Eck

62
 PIMCO Funds: Multi-Manager Series
            may provide, and currently are providing, investment management services to other clients, including other investment companies.


FUND        PIMCO Advisors also serves as administrator (the "Administrator")
ADMINIS-    to the Funds pursuant to an administration agreement with the
TRATOR      Trust. The Administrator provides or procures administrative serv-
            ices for the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has re-tained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these serv-ices. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (in-cluding sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific
            Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, any Portfolio Manager, or the Trust, and any counsel retained ex-clusively for their benefit; (vi) extraordinary expenses, includ-ing costs of litigation and indemnification expenses; (vii) ex-penses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allo-cable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permit-ted by the Trust's Multiple Class Plan adopted pursuant to Rule
            18f-3 under the 1940 Act, subject to review and approval by the Trustees.

ADVISORY    The Funds feature fixed advisory and administrative fees. For pro-
AND         viding or arranging for the provision of investment advisory serv-
ADMINIS-    ices to the Funds as described above, PIMCO Advisors receives
TRATIVE     monthly fees from each Fund at an annual rate based on the average
FEES        daily net assets of the Fund as follows:


                                    ADVISORY
           FUND                     FEE RATE
              ------------------------------
           Tax Exempt Fund          .30%
              ------------------------------
           Equity Income, Value,
            Capital Appreciation,
            Mid Cap Growth and
            Balanced Funds          .45%
              ------------------------------
           Growth Fund              .50%
              ------------------------------
           Target and Interna-
            tional Funds            .55%
              ------------------------------
           Renaissance, Small Cap
            Value, International
            Developed and Precious
            Metals Funds            .60%
              ------------------------------
           Opportunity and Innova-
            tion Funds              .65%
              ------------------------------
           Emerging Markets Fund    .85%

                                                      March 5, 1997 Prospectus

               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares as follows:


                                     ADMINISTRATIVE
           FUND                      FEE RATE
              ----------------------------------------------------------------
           Precious Metals Fund      .45% of first $2.5 billion
                                     .40% of amounts in excess of $2.5 billion
              ----------------------------------------------------------------
           International Developed,
            International and
            Emerging Markets Funds   .65% of first $2.5 billion
                                     .60% of amounts in excess of $2.5 billion
              ----------------------------------------------------------------
           All Other Funds           .40% of first $2.5 billion
                                     .35% of amounts in excess of $2.5 billion


               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the Renaissance Fund, Growth Fund, Target Fund, Opportunity Fund, International Fund, Innovation Fund, Precious Metals Fund, and Tax Exempt Fund by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be) on 60 days' written notice. Following their initial terms, the agree-ments will continue from year to year if approved by the Trustees.
               Pursuant to the portfolio management agreements between the Ad-
            visor and each of the Portfolio Managers, PIMCO Advisors (not the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Columbus Cir-cle--.38% for the Renaissance Fund, .34% for the Growth Fund, .36% for the Target Fund, .48% for the Opportunity Fund, .38% for the Innovation Fund and .30% for the Tax Exempt Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence; NFJ--.35% for the Equity In-come Fund, .35% for the Value Fund, .50% for the Small Cap Value Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ; Blairlogie--.50% for the Interna-tional Developed Fund, .40% for the International Fund and .75% for the Emerging Markets Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Van Eck--.35% for the Precious Metals Fund.

PORTFOLIO   Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSAC-    ager places orders for the purchase and sale of portfolio invest-
TIONS       ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
            Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.
               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers.
            If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio
            Manager.

64
 PIMCO Funds: Multi-Manager Series

            Description of the Trust

CAPITAL-    The Trust was organized as a Massachusetts business trust on Au-
IZATION     gust 24, 1990, and currently consists of twenty-two portfolios that are operational, sixteen of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

MULTIPLE
CLASSESOF   In addition to Class A shares, Class B shares and Class C shares,
SHARES      certain Funds also offer Institutional and Administrative Class shares through a separate prospectus, as described under "Alterna-tive Purchase Arrangements." This Prospectus relates only to Class
            A shares, Class B shares and Class C shares of the Funds.
               Class A, Class B and Class C shares of each Fund represent in-
            terests in the assets of that Fund and have identical dividend, liquidation and other rights and the same terms and conditions ex-cept that expenses related to the distribution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advi-sory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives serv-ices of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the ba-sis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribu-tion and Servicing Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except
            (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Dis-tribution and Servicing Plan applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to div-idends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in per-son or by proxy at a meeting of shareholders or by written con-sent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.
               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of December 17, 1996, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: Pacific Mu-tual Life Insurance Company (Newport Beach, California) with re-spect to the Diversified
                                                      March 5, 1997 Prospectus

            Low P/E Fund (the predecessor of the Value Fund); and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Emerging Markets Fund. To the extent such shareholders are also the beneficial owners of those shares, they may be deemed to con-trol (as that term is defined in the 1940 Act) the relevant Fund.

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.

66
 PIMCO Funds: Multi-Manager Series

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

                 ---------------------------------------------------------------
PIMCO Funds:     INVESTMENT ADVISOR AND ADMINISTRATOR

Multi-Manager    PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach,
Series           CA 92660

                 ---------------------------------------------------------------
                 PORTFOLIO MANAGERS

                 Columbus Circle Investors, Cadence Capital Management, NFJ Investment Group, Blairlogie Capital Management, Pacific Investment Management Company, Van Eck Associates Corporation

                 ---------------------------------------------------------------
                 DISTRIBUTOR

                 PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902

                 ---------------------------------------------------------------
                 CUSTODIAN

                 Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105

                 ---------------------------------------------------------------
                 SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

                 Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217

                 ---------------------------------------------------------------
                 INDEPENDENT ACCOUNTANTS

                 Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105

                 ---------------------------------------------------------------
                 LEGAL COUNSEL

                 Ropes & Gray, One International Place, Boston, MA 02110

                 ---------------------------------------------------------------
                 For further information about the PIMCO Funds, call 1-800-426-0107




                 P I M C O